                                                                EXHIBIT 25.3



                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------

                                   FORM T-1

                          --------------------------

             STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                   [ ] CHECK IF AN APPLICATION TO DETERMINE
            ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                             FLEET NATIONAL BANK
          ----------------------------------------------------------
             (Exact name of trustee as specified in its charter)

           Not applicable                             06-0850628
     ----------------------------                  ------------------
      (State of incorporation if                    (I.R.S. Employer
         not a national bank)                      Identification No.)

                777 Main Street, Hartford, Connecticut  06115
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)

       Patricia Beaudry, 777 Main Street, Hartford, CT  (860) 728-2065
      ------------------------------------------------------------------
          (Name, address and telephone number of agent for service)

                          Conseco Financing Trust IV
                          Conseco Financing Trust V
                          Conseco Financing Trust VI
                          Conseco Financing Trust VII
      ------------------------------------------------------------------
             (Exact name of obligor as specified in its charter)

        Delaware                                   Applied for
        Delaware                                   Applied for
        Delaware                                   Applied for
        Delaware                                   Applied for
-------------------------------                  ------------------------
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)

        11825 N. Pennsylvania Street, Carmel, Indiana       46032

      ------------------------------------------------------------------

          (Address of principal executive offices)       (Zip Code)

                             Preferred Securities
      ------------------------------------------------------------------
                     (Title of the indenture securities)

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject:

     The Comptroller of the Currency,
     Washington, D.C.

     Federal Reserve Bank of Boston
     Boston, Massachusetts

     Federal Deposit Insurance Corporation
     Washington, D.C.

     (b)     Whether it is authorized to exercise corporate trust powers:

     The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

     None with respect to the trustee; none with respect to Fleet Financial Group, Inc. and its affiliates (the "affiliates").

Item 16. List of exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

     1. A copy of the Articles of Association of the trustee as now in effect.

     2. A copy of the Certificate of Authority of the trustee to do Business and the Certification of Fiduciary Powers.

     3.       A copy of the By-laws of the trustee as now in effect.

     4. Consent of the trustee required by Section 321(b) of the Act.

     5. A copy of the latest Consolidated Report of Condition and Income of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

     NOTES


     Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said
Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-1.

                                  SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 9th day of June, 1997.


                             FLEET NATIONAL BANK,
                             Trustee




                             By /s/
                                -------------------------------------
                                 Susan T. Keller
                                 Its Vice President

                                  EXHIBIT 1


                           ARTICLES OF ASSOCIATION
                                    OF
                             FLEET NATIONAL BANK


FIRST. The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "Fleet National Bank."

SECOND. The main office of the Association shall be in Springfield, Hampden County Commonwealth of Massachusetts. The general business of the Association shall be conducted at its main office and its branches.

THIRD. The board of directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the board of directors for any reason, including an increase in the number thereof, may be filled by action of the board of directors.

FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the board of directors may designate, on the day of each year specified therefore in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the board of directors.

FIFTH. The authorized amount of capital stock of this Association shall be eight million five hundred thousand (8,500,000) shares of which three million five hundred thousand (3,500,000) shares shall be common stock with a par value of six and 25/100 dollars ($6.25) each, and of which five million (5,000,000) shares without par value shall be preferred stock. The capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors, in its discretion, may from time to time determine and at such price as the board of directors may from time to time fix.

The board of directors of the Association is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance from time to time in one or more series of any number of the preferred shares, and to establish the number of shares be included in each series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

a. The number of shares constituting that series and the distinctive designation of that series;

b. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable to any other class or classes or series of stock;

c. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

d. Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the board of directors shall determine;

e. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

f. Whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;

g. The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Association or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Association or any subsidiary of any outstanding stock of the Association;

h. The right of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Association and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

i. Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

Shares of any series of preferred stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors or as part of any other series or preferred stock, all subject to the conditions and the restrictions adopted by the board of directors providing for the issue of any series of preferred stock and by the provisions of any applicable law.

Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, the holders of outstanding shares of common stock shall exclusively possess voting power for the election of directors and for all purposes, each holder of record of shares of common stock being entitled to one vote for each share of common stock standing in his name on the books of the Association.

Except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, after payment shall have been made to the holders of preferred stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any other series of preferred stock, the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to receive such dividends as from time to time may be declared by the board of directors.

Except as otherwise provided by the resolution or resolutions for the issue of any series of preferred stock, in the event of any liquidation, dissolution or winding up of the Association, whether voluntary or involuntary, after payment shall have been made to the holders of preferred stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of preferred stock the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to share, ratable according to the number of shares of common stock held by them, in all remaining assets of the Association available for distribution to its shareholders.

The number of authorized shares of any class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Association entitled to vote.

SIXTH. The board of directors shall appoint one of its members president of this Association, who shall be chairman of the board, unless the board appoints another director to be the chairman. The board of directors shall have the power to appoint one or more vice presidents; and to appoint a secretary and such other officers and employees as may be required to transact the business of this Association.

The board of directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a board of directors to do and perform.

SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of the City of Hartford, Connecticut, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

NINTH. The board of directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

TENTH. (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, or other enterprise, including service with respect to an employee benefit plan, shall be indemnified and held harmless by the Association to the fullest extent authorized by the law of the state in which the Association's ultimate parent company is incorporated, except as provided in subsection (b). The aforesaid indemnity shall protect the indemnified person against all expense, liability and loss (including attorney's fees, judgements, fines ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred by such person in connection with such a proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors, and administrators, but shall only cover such person's period of service with the Association. The Association may, by action of its Board of Directors, grant rights to indemnification to agents of the Association and to any director, officer, employee or agent of any of its subsidiaries with the same scope and effect as the foregoing indemnification of directors and officers.

(b) Restrictions on Indemnification. Notwithstanding the foregoing, (i) no person shall be indemnified hereunder by the Association against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by a federal bank regulatory agency which proceeding or action results in a final order assessing civil money penalties against that person, requiring affirmative action by that person in the form of payments to the Association, or removing or prohibiting that person from service with the Association, and any advancement of expenses to that person in that proceeding must be repaid; and (ii) no person shall be indemnified hereunder by the Association and no advancement of expenses shall be made to any person hereunder to the extent such indemnification or advancement of expenses would violate or conflict with any applicable federal statute now or hereafter in force or any applicable final regulation or interpretation now or hereafter adopted by the Office of the Comptroller of the Currency ("OCC") or the Federal Deposit Insurance Corporation ("FDIC"). The Association shall comply with any requirements imposed on it by any such statue or regulation in connection with any indemnification or advancement of expenses hereunder by the Association. With respect to proceedings to enforce a claimant's rights to indemnification, the Association shall indemnify any such claimant in connection with such a proceeding only as provided in subsection (d) hereof.

(c) Advancement of Expenses. The conditional right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Association the reasonable expenses (including attorney's fees) incurred in defending a proceeding in advance of its final disposition (an "advancement of expenses"); provided, however, that an advancement of expenses shall be made only upon (i) delivery to the Association of a binding written undertaking by or on behalf of the person receiving the advancement to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified in such proceeding, including if such proceeding results in a final order assessing civil money penalties against that person, requiring affirmative action by that person in the form of payments to the Association, or removing or prohibiting that person from service with the Association, and (ii) compliance with any other actions or determinations required by applicable law, regulation or OCC or FDIC interpretation to be taken or made by the Board of Directors of the Association or other persons prior to an advancement of expenses. The Association shall cease advancing expenses at any time its Board of Directors believes that any of the prerequisites for advancement of expenses are no longer being met.

(d)   Right of Claimant to Bring Suit.  If a claim under subsection (a) of the section is not paid in full by the Association within thirty (30) days after written claim has been received by the Association, the claimant may at any time thereafter bring suit against the Association to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action brought by the claimant to enforce a right to indemnification hereunder (other than an action brought to enforce a claim for an advancement of expenses where the required undertaking, if any, has been tendered to the Association) that the claimant has not met any applicable standard for indemnification under the law of the state in which the Association's ultimate parent company is incorporated. In any suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the Association shall be entitled to recover such expenses upon a final adjudication that the claimant has not met any applicable standard for indemnification standard for indemnification under the law of the state in which the Association's ultimate parent company is incorporated.

(e) Non-Exclusivity of Rights. The rights to indemnification and the advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquired under any statute, agreement, vote of stockholders or disinterested directors or otherwise.

(f) Insurance. The Association may purchase, maintain, and make payment or reimbursement for reasonable premiums on, insurance to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the law of the state in which the Association's ultimate parent company is incorporated; provided however, that such insurance shall explicitly exclude insurance coverage for a final order of a federal bank regulatory agency assessing civil money penalties against an Association director, officer, employee or agent.

ELEVENTH. These articles of association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The notice of any shareholders' meeting at which an amendment to the articles of association of this Association is to be considered shall be given as hereinabove set forth.

I hereby certify that the articles of association of this Association, in their entirety, are listed above in items first through eleventh.


                                                  Secretary/Assistant Secretary
--------------------------------------------------



Dated at                                     ,  as of
 .
     ---------------------------------------           --------------------




Revision of February 15, 1996

                                  EXHIBIT 2


                       AMENDED AND RESTATED BY-LAWS OF

                             FLEET NATIONAL BANK

                                  ARTICLE I

                           MEETINGS OF SHAREHOLDERS


Section 1. Annual Meeting. The regular annual meeting of the shareholders for the election of Directors and the transaction of any other business that may properly come before the meeting shall be held at the Main Office of the Association, or such other place as the Board of Directors may designate, on the fourth Thursday of April in each year at 1:15 o'clock in the afternoon unless some other hour of such day is fixed by the Board of Directors.

If, from any cause, an election of Directors is not made on such day, the Board of Directors shall order the election to be held on some subsequent day, of which special notice shall be given in accordance with the provisions of law, and of these bylaws.

Section 2. Special Meetings. Special meetings of the shareholders may be called at any time by the Board of Directors, the President, or any shareholders owning not less than twenty-five percent (25%) of the stock of the Association.

Section 3. Notice of Meetings of Shareholders. Except as otherwise provided by law, notice of the time and place of annual or special meetings of the shareholders shall be mailed, postage prepaid, at least ten (10) days before the date of the meeting to each shareholder of record entitled to vote thereat at his address as shown upon the books of the Association; but any failure to mail such notice to any shareholder or any irregularity therein, shall not affect the validity of such meeting or of any of the proceedings thereat. Notice of a special meeting shall also state the purpose of the meeting.

Section 4. Quorum; Adjourned Meetings. Unless otherwise provided by law, a quorum for the transaction of business at every meeting of the shareholders shall consist of not less than two-fifths (2/5) of the outstanding capital stock represented in person or by proxy; less than such quorum may adjourn the meeting to a future time. No notice need be given of an adjourned annual or special meeting of the shareholders if the adjournment be to a definite place and time.

Section 5. Votes and Proxies. At every meeting of the shareholders, each share of the capital stock shall be entitled to one vote except as otherwise provided by law. A majority of the votes cast shall decide every question or matter submitted to the shareholder at any meeting, unless otherwise provided by law or by the Articles of Association or these By-laws. Share-holders may vote by proxies duly authorized in writing and filed with the Cashier, but no officer, clerk, teller or bookkeeper of the Association may act as a proxy.

Section 6. Nominations to Board of Directors. At any meeting of shareholders held for the election of Directors, nominations for election to the Board of Directors may be made, subject to the provisions of this section, by any share-holder of record of any outstanding class of stock of the Association entitled to vote for the election of Directors. No person other than those whose names are stated as proposed nominees in the proxy statement accompanying the notice of the meeting may be nominated as such meeting unless a shareholder shall have given to the President of the Association and to the Comptroller of the Currency, Washington, DC written notice of intention to nominate such other person mailed by certified mail or delivered not less than fourteen (14) days nor more than fifty (50) days prior to the meeting of shareholders at which such nomination is to be made; provided, however, that if less than twenty-one
(21) days' notice of such meeting is given to shareholders, such notice of intention to nominate shall be mailed by certified mail or delivered to said President and said Comptroller on or before the seventh day following the day on which the notice of such meeting was mailed. Such notice of intention to nominate shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Association owned by the notifying shareholder. In the event such notice is given, the proposed nominee may be nominated either by the shareholder giving such notice or by any other shareholder present at the meeting at which such nomination is to be made.
Such notice may contain the names of more than one proposed nominee, and if more than one is named, any one or more of those named may be nominated.

Section 7. Action Taken Without a Shareholder Meeting. Any action requiring shareholder approval or consent may be taken without a meeting and without notice of such meeting by written consent of the shareholders.


                                  ARTICLE II

                                  DIRECTORS



Section 1. Number. The Board of Directors shall consist of such number of shareholders, not less than five (5) nor more than twenty-five (25), as from time to time shall be determined by a majority of the votes to which all of its shareholders are at the time entitled, or by the Board of Directors as hereinafter provided.

Section 2. Mandatory Retirement for Directors. No person shall be elected a director who has attained the age of 68 and no person shall continue to serve as a director after the date of the first meeting of the stockholders of the Association held on or after the date on which such person attains the age of 68; provided, however, that any director serving on the Board as of December 15, 1995 who has attained the age of 65 on or prior to such date shall be permitted to continue to serve as a director until the date of the first meeting of the stockholders of the Association held on or after the date on which such person attains the age of 70.

Section 3. General Powers. The Board of Directors shall exercise all the corporate powers of the Association, except as expressly limited by law, and shall have the control, management, direction and disposition of all its property and affairs.

Section 4. Annual Meeting. Immediately following a meeting of shareholders held for the election of Directors, the Cashier shall notify the directors-elect who may be present of their election and they shall then hold a meeting at the Main Office of the Association, or such other place as the Board of Directors may designate, for the purpose of taking their oaths, organizing the new Board, electing officers and transacting any other business that may come before such meeting.

Section 5. Regular Meeting. Regular meetings of the Board of Directors shall be held without notice at the Main Office of the Association, or such other place as the Board of Directors may designate, at such dates and times as the Board shall determine. If the day designated for a regular meeting falls on a legal holiday, the meeting shall be held on the next business day.

Section 6. Special Meetings. A special meeting of the Board of Directors may be called at anytime upon the written request of the Chairman of the Board, the President, or of two Directors, stating the purpose of the meeting. Notice of the time and place shall be given not later than the day before the date of the meeting, by mailing a notice to each Director at his last known address, by delivering such notice to him personally, or by telephoning.

Section 7. Quorum; Votes. A majority of the Board of Directors at the time holding office shall constitute a quorum for the transaction of all business, except when otherwise provided by law, but less than a quorum may adjourn a meeting from time to time, and the meeting may be held, as adjourned, without further notice. If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors.

Section 8. Action by Directors Without a Meeting. Any action requiring Director approval or consent may be taken without a meeting and without notice of such meeting by written consent of all the Directors.

Section 9. Telephonic Participation in Directors' Meetings. A Director or member of a Committee of the Board of Directors may participate in a meeting of the Board or of such Committee may participate in a meeting of the Board or of such Committee by means of a conference telephone or similar communications equipment enabling all Directors participating in the meeting to hear one another, and participation in such a meeting shall constitute presence in person at such a meeting.

Section 10. Vacancies. Vacancies in the Board of Directors may be filled by the remaining members of the Board at any regular or special meeting of the Board.

Section 11. Interim Appointments. The Board of Directors shall, if the share-holders at any meeting for the election of Directors have determined a number of Directors less than twenty-five (25), have the power, by affirmative vote of the majority of all the Directors, to increase such number of Directors to not more than twenty-five (25) and to elect Directors to fill the resulting vacancies and to serve until the next annual meeting of shareholders or the next election of Directors; provided, however, that the number of Directors shall not be so increased by more than two (2) if the number last determined by shareholders was fifteen (15) or less, or increased by more than four (4) if the number last determined by shareholders was sixteen (16) or more.

Section 12. Fees. The Board of Directors shall fix the amount and direct the payment of fees which shall be paid to each Director for attendance at any meeting of the Board of Directors or of any Committees of the Board.



                                 ARTICLE III

                           COMMITTEES OF THE BOARD

Section 1. Executive Committee. The Board of Directors shall appoint from its members an Executive Committee which shall consist of such number of persons as the Board of Directors shall determine; the Chairman of the Board and the President shall be members ex-officio of the Executive Committee with full voting power. The Chairman of the Board or the President may from time to time appoint from the Board of Directors as temporary additional members of the Executive Committee, with full voting powers, not more than two members to serve for such periods as the Chairman of the Board or the President may determine. The Board of Directors shall designate a member of the Executive Committee to serve as Chairman thereof. A meeting of the Executive Committee may be called at any time upon the written request of the Chairman of the Board, the President or the Chairman of the Executive Committee, stating the purpose of the meeting. Not less than twenty four hours' notice of said meeting shall be given to each member of the Committee personally, by telephoning, or by mail. The Chairman of the Executive Committee or, in his absence, a member of the Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee.

The Executive Committee shall possess and may exercise all the powers of the Board when the Board is not in session except such as the Board, only, by law, is authorized to exercise; it shall keep minutes of its acts and proceedings and cause same to be presented and reported at every regular meeting and at any special meeting of the Board including specifically, all its actions relating to loans and discounts.

All acts done and powers and authority conferred by the Executive Committee, from time to time, within the scope of its authority, shall be deemed to be, and may be certified as being, the acts of and under the authority of the Board.

Section 2. Risk Management Committee. The Board shall appoint from its members a Risk Management Committee which shall consist of such number as the Board shall determine. The Board shall designate a member of the Risk Management Committee to serve as Chairman thereof. It shall be the duty of the Risk Management Committee to (a) serve as the channel of communication with management and the Board of Directors of Fleet Financial Group, Inc. to assure that formal processes supported by management information systems are in place for the identification, evaluation and management of significant risks inherent in or associated with lending activities, the loan portfolio, asset-liability management, the investment portfolio, trust and investment advisory activities, the sale of nondeposit investment products and new products and services and such additional activities or functions as the Board may determine from time to time; (b) assure the formulation and adoption of policies approved by the Risk Management Committee or Board governing lending activities, management of the loan portfolio, the maintenance of an adequate allowance for loan and lease losses, asset-liability management, the investment portfolio, the retail sale of non-deposit investment products, new products and services and such additional activities or functions as the Board may determine from time to time
(c) assure that a comprehensive independent loan review program is in place for the early detection of problem loans and review significant reports of the loan review department, management's responses to those reports and the risk attributed to unresolved issues; (d) subject to control of the Board, exercise general supervision over trust activities, the investment of trust funds, the disposition of trust investments and the acceptance of new trusts and the terms of such acceptance, and (e) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

Section 3. Audit Committee. The Board shall appoint from its members and Audit Committee which shall consist of such number as the Board shall determine no one of whom shall be an active officer or employee of the Association or Fleet Financial Group, Inc. or any of its affiliates. In addition, members of the Audit Committee must not (i) have served as an officer or employee of the Association or any of its affiliates at any time during the year prior to their appointment; or (ii) own, control, or have owned or controlled at any time during the year prior to appointment, ten percent (10%) or more of any outstanding class of voting securities of the Association. At least two (2) members of the Audit Committee must have significant executive, professional, educational or regulatory experience in financial, auditing, accounting, or banking matters. No member of the Audit Committee may have significant direct or indirect credit or other relationships with the Association, the termination of which would materially adversely affect the Association's financial condition or results of operations.

The Board shall designate a member of the Audit Committee to serve as Chairman thereof. It shall be the duty of the Audit Committee to (a) cause a continuous audit and examination to be made on its behalf into the affairs of the Association and to review the results of such examination; (b) review significant reports of the internal auditing department, management's responses to those reports and the risk attributed to unresolved issues; (c) review the basis for the reports issued under Section 112 of The Federal Deposit Insurance Corporation Improvement Act of 1991; (d) consider, in consultation with the independent auditor and an internal auditing executive, the adequacy of the Association's internal controls, including the resolution of identified material weakness and reportable conditions; (e) review regulatory communications received from any federal or state agency with supervisory jurisdiction or other examining authority and monitor any needed corrective action by management; (f) ensure that a formal system of internal controls is in place for maintaining compliance with laws and regulations; (g) cause an audit of the Trust Department at least once during each calendar year and within 15 months of the last such audit or, in lieu thereof, adopt a continuous audit system and report to the Board each calendar year and within 15 months of the previous report on the performance of such audit function;
and (h) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

The Audit Committee may consult with internal counsel and retain its own outside counsel without approval (prior or otherwise) from the Board or management and obligate the Association to pay the fees of such counsel.

Section 4. Community Affairs Committee. The Board shall appoint from its members a Community Affairs Committee which shall consist of such number as the Board shall determine. The Board shall designate a member of the Community Affairs Committee to serve as Chairman thereof. It shall be the duty of the Community Affairs Committee to (a) oversee compliance by the Association with the Community Reinvestment Act of 1977, as amended, and the regulations promulgated thereunder; and (b) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

Section 5. Regular Meetings. Except for the Executive Committee which shall meet on an ad hoc basis as set forth in Section 1 of this Article, regular meetings of the Committees of the Board of Directors shall be held, without notice, at such time and place as the Committee or the Board of Directors may appoint and as often as the business of the Association may require.

Section 6. Special Meetings. A Special Meeting of any of the Committees of the Board of Directors may be called upon the written request of the Chairman of the Board or the President, or of any two members of the respective Committee, stating the purpose of the meeting. Not less than twenty-four hours' notice of such special meeting shall be given to each member of the Committee personally, by telephoning, or by mail.

Section 7. Emergency Meetings. An Emergency Meeting of any of the Committees of the Board of Directors may be called at the request of the Chairman of the Board or the President, who shall state that an emergency exists, upon not less than one hour's notice to each member of the Committee personally or by telephoning.

Section 8. Action Taken Without a Committee Meeting. Any Committee of the Board of Directors may take action without a meeting and without notice of such meeting by resolution assented to in writing by all members of such Committee.

Section 9. Quorum. A majority of a Committee of the Board of Directors shall constitute a quorum for the transaction of any business at any meeting of such Committee. If a quorum is not available, the Chairman of the Board or the President shall have power to make temporary appointments to a Committee of-members of the Board of Directors, to act in the place and stead of members who temporarily cannot attend any such meeting; provided, however, that any temporary appointment to the Audit Committee must meet the requirements for members of that Committee set forth in Section 3 of this Article.

Section 10. Record. The committees of the Board of Directors shall keep a record of their respective meetings and proceedings which shall be presented at the regular meeting of the Board of Directors held in the calendar month next following the meetings of the Committees. If there is no regular Board of Directors meeting held in the calendar month next following the meeting of a Committee, then such Committee's records shall be presented at the next regular Board of Directors meeting held in a month subsequent to such Committee meeting.

Section 11. Changes and Vacancies. The Board of Directors shall have power to change the members of any Committee at any time and to fill vacancies on any Committee; provided, however, that any newly appointed member of the Audit Committee must meet the requirements for members of that Committee set forth in
Section 3 of this Article.

Section 12. Other Committees. The Board of Directors may appoint, from time to time, other committees of one or more persons, for such purposes and with such powers as the Board may determine.



                                  ARTICLE IV

                        WAIVER OF NOTICE  OF MEETINGS

Section 1. Waiver. Whenever notice is required to be given to any shareholder, Director, or member of a Committee of the Board of Directors, such notice may be waived in writing either before or after such meeting by any shareholder, Director or Committee member respectively, as the case may be, who may be entitled to such notice; and such notice will be deemed to be waived by attendance at any such meeting.

                                  ARTICLE V


                             OFFICERS AND AGENTS

Section 1. Officers. The Board shall appoint a Chairman of the Board and a President, and shall have the power to appoint one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Cashier, a Secretary, an Auditor, a Controller, one or more Trust Officers and-such other officers as are deemed necessary or desirable for the proper transaction of business of the Association. The Chairman of the Board and the President shall be appointed from members of the Board of Directors. Any two or more offices, except those of President and Cashier, or Secretary, may be held by the same person. The Board may, from time to time, by resolution passed by a majority of the entire Board, designate one or more officers of the Association or of an affiliate or of Fleet Financial Group, Inc. with power to appoint one or more Vice Presidents and such other officers of the Association below the level of Vice President as the officer or officers designated in such resolution deem necessary or desirable for the proper transaction of the business of the Association.

Section 2. Chairman of the Board. The chairman of the Board shall preside at all meetings of the Board of Directors. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Section 3. President. The President shall preside at all meetings of the Board of Directors if there be no Chairman or if the Chairman be absent. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Section 4. Cashier and Secretary. The Cashier shall be the Secretary of the Board and of the Executive Committee, and shall keep accurate minutes of their meetings and of all meetings of the shareholders. He shall attend to the giving of all notices required by these By-laws. He shall be custodian of the corporate seal, records, documents and papers of the Association. He shall have such powers and perform such duties as pertain by law or regulation to the office of Cashier, or as are imposed by these By-laws, or as may be delegated to him from time to time by the Board of Directors, the Chairman of the Board or the President.

Section 5. Auditor. The Auditor shall be the chief auditing officer of the Association. He shall continuously examine the affairs of the Association and from time to time shall report to the Board of Directors. He shall have such powers and perform such duties as are conferred upon, or assigned to him by these By-laws, or as may be delegated to him from time to time by the Board of Directors.

Section 6. Officers Seriatim. The Board of Directors shall designate from time to time not less than two officers who shall in the absence or disability of the Chairman or President or both, succeed seriatim to the duties and responsibilities of the Chairman and President respectively.

Section 7. Clerks and Agents. The Board of Directors may appoint, from time to time, such clerks, agents and employees as it may deem advisable for the prompt and orderly transaction of the business of the Association, define their duties, fix the salaries to be paid them and dismiss them. Subject to the authority of the Board of Directors, the Chairman of the Board or the President, or any other officer of the Association authorized by either of them may appoint and dismiss all or any clerks, agents and employees and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

Section 8. Tenure. The Chairman of the Board of Directors and the President shall, except in the case of death, resignation, retirement or disqualification under these By-laws, or unless removed by the affirmative vote of at least two-thirds of all of the members of the Board of Directors, hold office for the term of one year or until their respective successors are appointed. Either of such officers appointed to fill a vacancy occurring in an unexpired term shall serve for such unexpired term of such vacancy. All other officers, clerks, agents, attorneys-in-fact and employees of the Association shall hold office during the pleasure of the Board of Directors or of the officer or committee appointing them respectively.


                                  ARTICLE VI

                               TRUST DEPARTMENT

Section 1. General Powers and Duties. All fiduciary powers of the Association shall be exercised through the Trust Department, subject to such regulations as the Comptroller of the Currency shall from time to time establish. The Trust Department shall be to placed under the management and immediate supervision of an officer or officers appointed by the Board of Directors. The duties of all officers of the Trust Department shall be to cause the policies and instructions of the Board and the Risk Management Committee with respect to the trusts under their supervision to be carried out, and to supervise the due performance of the trusts and agencies entrusted to the Association and under their supervision, in accordance with law and in accordance with the terms of such trusts and agencies.

                                 ARTICLE VII

                                BRANCH OFFICES

Section 1. Establishment. The Board of Directors shall have full power to establish, to discontinue, or, from time to time, to change the location of any branch office, subject to such limitations as may be provided by law.

Section 2. Supervision and Control. Subject to the general supervision and control of the Board of Directors, the affairs of branch offices shall be under the immediate supervision and control of the President or of such other officer or officers, employee or employees, or other individuals as the Board of Directors may from time to time determine, with such powers and duties as the Board of Directors may confer upon or assign to him or them.


                                 ARTICLE VIII

                               SIGNATURE POWERS

Section 1. Authorization. The power of officers, employees, agents and attorneys to sign on behalf of and to affix the seal of the Association shall be prescribed by the Board of Directors or by the Executive Committee or by both; provided that the President is authorized to restrict such power of any officer, employee, agent or attorney to the business of a specific department or departments, or to a specific branch office or branch offices. Facsimile signatures may be authorized.

                                  ARTICLE IX

                       STOCK CERTIFICATES AND TRANSFERS

Section 1. Stock Records. The Trust Department shall have custody of the stock certificate books and stock ledgers of the Association, and shall make all transfers of stock, issue certificates thereof and disburse dividends declared thereon.


Section 2. Form of Certificate. Every shareholder shall be entitled to a certificate conforming to the requirements of law and otherwise in such form as the Board of Directors may approve. The certificates shall state on the face thereof that the stock is transferable only on the books of the Association and shall be signed by such officers as may be prescribed from time to time by the Board of Directors or Executive Committee. Facsimile signatures may be authorized.

Section 3. Transfers of Stock. Transfers of stock shall be made only on the books of the Association by the holder in person, or by attorney duly authorized in writing, upon surrender of the certificate therefor properly endorsed, or upon the surrender of such certificate accompanied by a properly executed written assignment of the same, or a written power of attorney to sell, assign or transfer the same or the shares represented thereby.

Section 4. Lost Certificate. The Board of Directors or Executive Committee may order a new certificate to be issued in place of a certificate lost or destroyed, upon proof of such loss or destruction and upon tender to the Association by the shareholder, of a bond in such amount and with or without surety, as may be ordered, indemnifying the Association against all liability, loss, cost and damage by reason of such loss or destruction and the issuance of a new certificate.

Section 5. Closing Transfer Books. The Board of Directors may close the transfer books for a period not exceeding thirty days preceding any regular or special meeting of the shareholders, or the day designated for the payment of a dividend or the allotment of rights. In lieu of closing the transfer books the Board of Directors may fix a day and hour not more than thirty days prior to the day of holding any meeting of the shareholders, or the day designated for the payment of a dividend, or the day designated for the allotment of rights, or the day when any change of conversion or exchange of capital stock is to go into effect, as the day as of which shareholders entitled to notice of and to vote at such meetings or entitled to such dividend or to such allotment of rights or to exercise the rights in respect of any such change, conversion or exchange of capital stock, shall be determined, and only such shareholders as shall be shareholders of record on the day and hour so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be.


                                  ARTICLE X

                              THE CORPORATE SEAL

Section 1. Seal. The following is an impression of the seal of the Association adopted by the Board of Directors.


                                 ARTICLE  XI

                                BUSINESS HOURS

Section 1. Business Hours. The main office of this Association and each branch office thereof shall be open for business on such days, and for such hours as the Chairman, or the President, or any Executive Vice President, or such other officer as the Board of Directors shall from time to time designate, may determine as to each office to conform to local custom and convenience, provided that any one or more of the main and branch offices or certain departments thereof may be open for such hours as the President, or such other officer as the Board of Directors shall from time to time designate, may determine as to each office or department on any legal holiday on which work is not prohibited by law, and provided further that any one or more of the main and branch offices or certain departments thereof may be ordered closed or open on any day for such hours as to each office or department as the President, or such other officer as the Board of Directors shall from time to time designate, subject to applicable laws regulations, may determine when such action may be required by reason of disaster or other emergency condition.


                                  ARTICLE IX

                              CHANGES IN BY-LAWS

Section 1. Amendments. These By-laws may be amended upon vote of a majority of the entire Board of Directors at any meeting of the Board, provided ten (10) day's notice of the proposed amendment has been given to each member of the Board of Directors. No amendment may be made unless the By-law, as amended, is consistent with the requirements of law and of the Articles of Association. These By-laws may also be amended by the Association's shareholders.




A true copy

Attest:



                                        Secretary/Assistant Secretary
---------------------------------------



Dated at                                    , as of
 .
     ---------------------------------------         ----------------------

Revision of January 11, 1993

[LOGO]                                                                Exhibit 3
-------------------------------------------------------------------------------
                         Comptroller of the Currency
                       Administrator of National Banks
-------------------------------------------------------------------------------
                            Washington, D.C. 20219

                                 CERTIFICATE

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

2. "Fleet National Bank," (Charter No. 1338) is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise Fiduciary Powers on the date of this Certificate.

                                 IN TESTIMONY WHEREOF, I have hereunto

                                 subscribed my name and caused my seal of office

                                 to be affixed to these presents at the Treasury

                                 Department in the City of Washington and
     [SEAL]

                                 District of Columbia, this 23rd day of

                                 December, 1996.


                                 /s/ Eugene A. Ludwig
                                 ----------------------

                                 Comptroller of the Currency

                                  EXHIBIT 4


                            CONSENT OF THE TRUSTEE
                          REQUIRED BY SECTION 321(b)
                      OF THE TRUST INDENTURE ACT OF 1939


     In connection with the qualification of a Declaration of Trust of Conseco Financing Trust IV, V, VI and VII, the undersigned, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                             FLEET NATIONAL BANK,
                             Trustee

                                /s/ Susan T.Keller
                             By _____________________
                             Susan T. Keller
                             Its Vice President




Dated: June 9, 1997

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
Federal Financial               OMB Number: 1557-0081
Institutions Examination
Council                         Expires March 31, 1999
--------------------------------------------------------------------------------
                                                                             /1/
                                Please refer to page i,
[LOGO APPEARS HERE]             Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1997           (970331)
                                                       -----------
                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Giro S. DeRosa, Vice President
   -----------------------------------------------------------------------------

     Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Gino S. DeRosa
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

April 24, 1997
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
--------------------------------------------------------------------------------
Director (Trustee)

/s/
--------------------------------------------------------------------------------
Director (Trustee)

/s/
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

FDIC Certificate Number     0  2  4  9  9
                           ---------------------
                                (RCRI 9050)

Banks should affix the address label in this space.

Fleet National Bank
------------------------------------------------
Legal Title of Bank (TEXT 9010)

One Monarch Place
------------------------------------------------
City (TEXT 9130)

Springfield, MA  01102
------------------------------------------------
State Abbrev. (TEXT 9200)   ZIP Code (TEXT 9220)


     Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency.

                                                                      FFIEC 031

                                                                         Page i

                                                                            /2/


Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE
                                                                           Cover

REPORT OF INCOME

Schedule RI -- Income Statement...................................... RI-1, 2, 3


Schedule RI-A -- Changes in Equity Capital...........................       RI-4


Schedule RI-B -- Charge-offs and Recoveries and Changes in Allowance
 for Loan and Lease Losses...........................................    RI-4, 5


Schedule RI-D -- Income from International Operations................       RI-6


Schedule RI-E -- Explanations........................................     RI-7,8

DISCLOSURE OF ESTIMATED BURDEN

THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION COLLECTION IS 34.1

HOURS PER RESPONDENT AND IS ESTIMATED TO VARY FROM 15 TO 400 HOURS PER RESPONSE,

DEPENDING ON INDIVIDUAL CIRCUMSTANCES. BURDEN ESTIMATES INCLUDE THE TIME FOR REVIEWING INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN THE REQUIRED FORM,AND

COMPLETING THE INFORMATION COLLECTION, BUT EXCLUDE THE TIME FOR COMPILING AND MAINTAINING BUSINESS RECORDS IN THE NORMAL COURSE OF A RESPONDENT'S ACTIVITIES. A FEDERAL AGENCY MAY NOT CONDUCT OR SPONSOR, AND AN ORGANIZATION (OR A PERSON) IS NOT REQUIRED TO RESPOND TO A COLLECTION OF INFORMATION, UNLESS IT DISPLAYS
A CURRENTLY VALID OMB CONTROL NUMBER. COMMENTS CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND SUGGESTIONS FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE OFFICE OF INFORMATION AND REGULATORY AFFAIRS, OFFICE OF MANAGEMENT AND BUDGET, WASHINGTON, D.C. 20503, AND TO ONE OF THE FOLLOWING:

SECRETARY
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C. 20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
OFFICE OF THE COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C. 20219

ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C. 20429

REPORT OF CONDITION

Schedule RC -- Balance Sheet.....................................         RC-1,2


Schedule RC-A -- Cash and Balances Due From Depository
Institutions.....................................................           RC-3


Schedule RC-B -- Securities......................................      RC-3, 4,5


Schedule RC-C -- Loans and Lease Financing Receivables:
  Part I. Loans and Leases.......................................         RC-6,7

  Part II. Loans to Small Businesses and Small Farms
   (included in the forms for June 30 only)......................       RC-7a,7b

Schedule RC-D -- Trading Assets and Liabilitie  (to be
  completed only by selected banks)..............................           RC-8


Schedule RC-E -- Deposit Liabilities.............................    RC-9, 10,11


Schedule RC-F -- Other Assets....................................          RC-11


Schedule RC-G -- Other Liabilities...............................          RC-11


Schedule RC-H -- Selected Balance Sheet Items for Domestic
 Offices.........................................................          RC-12


Schedule RC-I -- Selected Assets and Liabilities of IBFs.........          RC-13


Schedule RC-K -- Quarterly Averages..............................          RC-13


Schedule RC-L -- Off-Balance Sheet Items.........................   RC-14, 15,16


Schedule RC-M -- Memoranda.......................................       RC-17,18


Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and
 Other Assets....................................................      RC-19, 20


Schedule RC-O -- Other Data for Deposit Insurance
 and FICO Assessments............................................      RC-21, 22


Schedule RC-R -- Regulatory Capital..............................       RC-23,24


Optional Narrative Statement Concerning the Amounts Reported
 in the Reports of Condition and Income..........................          RC-25




Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J -- Repricing Opportunities (sent only to and to be completed only by savings banks)

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  Fleet National Bank
Call Date:  03/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RI-1
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------


Consolidated Report of Income
for the period January 1, 1997-March 31, 1997

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                           ----------
                                   I480   (-

                     ---------------------

                         Dollar Amounts

                          in Thousands
-------------------------------------------------------------
-------------  ---------------------
     RIAD  Bil Mil Thou
1. Interest income:
//////////////////
     a. Interest and fee income on loans:
//////////////////
     (1) In domestic offices:
//////////////////
     (a) Loans secured by real estate
 ...................................................  4011       261,522
1.a.(1)(a)
     (b) Loans to depository institutions
 ...............................................  4019           390  1.a.(1)(b)
     (c) Loans to finance agricultural production and other loans to farmers
 ............  4024            90  1.a.(1)(c)
     (d) Commercial and industrial loans
 ................................................  4012       284,321
1.a.(1)(d)
     (e) Acceptances of other banks
 .....................................................  4026             0
1.a.(1)(e)
     (f) Loans to individuals for household, family, and other personal
expenditures:      //////////////////
     (1) Credit cards and related plans
 .............................................  4054         3,139
1.a.(1)(f)(1)
     (2) Other
 ......................................................................  4055
44,118  1.a.(1)(f)(2)
     (g) Loans to foreign governments and official institutions
 .........................  4056             0  1.a.(1)(g)
     (h) Obligations (other than securities and leases) of states and political
//////////////////
     subdivisions in the U.S.:
//////////////////
     (1) Taxable obligations
 ........................................................  4503             0
1.a.(1)(h)(1)
     (2) Tax-exempt obligations
 .....................................................  4504         2,403
1.a.(1)(h)(2)
     (i) All other loans in domestic offices
 ............................................  4058        31,819  1.a.(1)(i)
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs
 ......................  4059         1,140  1.a.(2)
     b. Income from lease financing receivables:
//////////////////
     (1) Taxable leases
 .....................................................................  4505
39,514  1.b.(1)
     (2) Tax-exempt leases
 ..................................................................  4307
526  1.b.(2)
     c. Interest income on balances due from depository institutions:(1)
//////////////////
     (1) In domestic offices
 ................................................................  4105
200  1.c.(1)
     (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs
 ......................  4106             6  1.c.(2)
     d. Interest and dividend income on securities:
//////////////////
     (1) U.S. Treasury securities and U.S. Government agency obligations
 ....................  4027        78,125  1.d.(1)
     (2) Securities issued by states and political subdivisions in the U.S.:
//////////////////
     (a) Taxable securities
 .............................................................  4506
0  1.d.(2)(a)
     (b) Tax-exempt securities
 ..........................................................  4507         1,673
1.d.(2)(b)
     (3) Other domestic debt securities
 .....................................................  3657                 26
1.d.(3)
     (4) Foreign debt securities
 ............................................................  3658
1,161  1.d.(4)
     (5) Equity securities (including investments in mutual funds)
 ..........................  3659         3,601  1.d.(5)
     e. Interest income from trading assets
 ....................................................  4069            13  1.e.
     ----------------------

____________
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  FLEET NATIONAL BANK
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE
                                      Page RI-2
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: 02499
                      -----------

SCHEDULE RI--CONTINUED

     --------------
     Dollar Amounts in Thousands         Year-to-date
----------------------------------------------------------------------------
-----------------------------------------------
     1. Interest income (continued)
RIAD  Bil Mil Thou
     f. Interest income on federal funds sold and securities purchased
//////////////////
     under agreements to resell ..........................................
4020         1,887   1.f.
     g. Total interest income (sum of items 1.a through 1.f) ................
4107       755,674   1.g.
     2. Interest expense:
//////////////////
     a. Interest on deposits:
//////////////////
     (1) Interest on deposits in domestic offices:
//////////////////
     (a) Transaction accounts (NOW accounts, ATS accounts, and
//////////////////
     telephone and preauthorized transfer accounts) ..............  4508
1,888   2.a.(1)(a)
     (b) Nontransaction accounts:
//////////////////
     (1) Money market deposit accounts (MMDAs) ...................  4509
56,424   2.a.(1)(b)(1)
     (2) Other savings deposits ..................................  4511
9,062   2.a.(1)(b)(2)
     (3) Time deposits of $100,000 or more .......................  A517
35,929   2.a.(1)(b)(3)
     (4) Time deposits of less than $100,000 .....................  A518
82,720   2.a.(1)(b)(4)
     (2) Interest on deposits in foreign offices, Edge and Agreement
//////////////////
     subsidiaries, and IBFs ..........................................  4172
24,266   2.a.(2)
     b. Expense of federal funds purchased and securities sold under
//////////////////
     agreements to repurchase ............................................
4180        62,158   2.b.
     c. Interest on demand notes issued to the U.S. Treasury trading
//////////////////
     liabilities and other borrowed money ................................
4185        10,706   2.c.
     d. Not applicable
//////////////////
     e. Interest on subordinated notes and debentures .......................
4200        20,653   2.e.
     f. Total interest expense (sum of items 2.a through 2.e) ...............
4073       303,806   2.f.
     -----------------------
     3. Net interest income (item 1.g minus 2.f)
 ...............................  //////////////////   RIAD 4074      451,868
3.
     -----------------------
     4. Provisions:
//////////////////   -----------------------
     a. Provision for loan and lease losses .................................
//////////////////   RIAD 4230          611   4.a.
     b. Provision for allocated transfer risk ...............................
//////////////////   RIAD 4243            0   4.b
     ----------------------
     5. Noninterest income:
//////////////////
     a. Income from fiduciary activities ....................................
4070        71,635   5.a.
     b. Service charges on deposit accounts in domestic offices .............
4080        59,101   5.b.
     c. Trading revenue (must equal Schedule RI, sum of Memorandum
//////////////////
     items 8.a through 8.d) ..............................................
A220         8,776   5.c.
     d.-e. Not applicable
//////////////////
     f. Other noninterest income:
//////////////////
     (1) Other fee income ................................................
5407       161,180   5.f.(1)
     (2) All other noninterest income* ...................................
5408        33,991   5.f.(2)
     -----------------------
     g. Total noninterest income (sum of items 5.a through 5.f) .............
//////////////////   RIAD 4079      334,683   5.g.
     6. a. Realized gains (losses) on held-to-maturity securities
 ..............  //////////////////   RIAD 3521       (6,190)  6.a.
     b. Realized gains (losses) on available-for-sale securities ............
//////////////////   RIAD 3196         (430)  6.b.
     -----------------------
     7. Noninterest expense:
//////////////////
     a. Salaries and employee benefits ......................................
4135       163,977   7.a.
     b. Expenses of premises and fixed assets (net of rental income)
//////////////////
     (excluding salaries and employee benefits and mortgage interest) ....
4217        49,343   7.b.
     c. Other noninterest expense* ..........................................
4092       250,037   7.c.
     -----------------------
     d. Total noninterest expense (sum of items 7.a through 7.c) ............
//////////////////   RIAD 4093      463,357   7.d.
     -----------------------
     8. Income (loss) before income taxes and extraordinary items and other
//////////////////
     adjustments (item 3 plus or minus items 4.a, 4.b, 5.g,
//////////////////   -----------------------
     6.a, 6.b, and 7.d) .....................................................
//////////////////   RIAD 4301      315,963   8.
     9. Applicable income taxes (on item 8)
 ....................................  //////////////////   RIAD 4302
123,632   9.
     -----------------------
10. Income (loss) before extraordinary items and other adjustments
//////////////////   -----------------------
     (item 8 minus 9) .......................................................
//////////////////   RIAD 4300      192,331  10.
11. Extraordinary items and other adjustments, net of income taxes*
//////////////////   RIAD 4320            0  11.
12. Net income (loss) (sum of items 10 and 11)
//////////////////   RIAD 4340      192,331  12.
     -----------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RI-3
City, State   Zip:    Springfield, MA 01102

FDIC Certificate No.: 02499
                      -----

SCHEDULE RI--CONTINUED

     ---------
     I481   (-
     ----------------
     Year-to-date
     --------------------
Memoranda                                                               Dollar
Amounts in Thousands    RIAD    Bil Mil Thou
--------------------------------------------------------------------------------
---------------------- --------------------
     1. Interest expense incurred to carry tax-exempt securities, loans, and
leases acquired after         //////////////////
     August 7, 1986, that is not deductible for federal income tax purposes
 ..........................  4513           681  M.1.
     2. Income from the sale and servicing of mutual funds and annuities in
domestic offices               //////////////////
     (included in Schedule RI, item 8)
 ...............................................................  8431
16,571  M.2.
     3.-4. Not applicable
     5. Number of full-time equivalent employees at end of current period
(round to                        ////        Number
     nearest whole number)
 ...........................................................................
4150        12,449  M.5.
     6. Not applicable
//////////////////
     7. If the reporting bank has restated its balance sheet as a result of
applying push down             ////      MM DD YY
     accounting this calendar year, report the date of the bank's
acquisition.........................  9106      00/00/00  M.7.
     8. Trading revenue (from cash instruments and off-balance sheet derivative
instruments)               //////////////////
     (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item
5.c):                        //// Bill Mil Thou
     a. Interest rate
exposures.......................................................................
8757           907  M.8.a.
     b. Foreign exchange
exposures....................................................................
8758         7,869  M.8.b.
     c. Equity security and index
exposures...........................................................  8759
0  M.8.c.
     d. Commodity and other
exposures.................................................................
8760             0  M.8.d.
     9. Impact on income of off-balance sheet derivatives held for purposes
other than trading:            //////////////////
     a. Net increase (decrease) to interest
income....................................................  8761         3,704
M.9.a.
     b. Net (increase) decrease to interest
expense...................................................  8762         2,612
M.9.b.
     c. Other (noninterest)
allocations...............................................................
8763         1,380  M.9.c.
10. Credit losses off-balance sheet derivatives (see instructions)
 ..................................  A251             0  M.10.

                                    -------------------

                                  YES     NO
11. Does the reporting bank have a Subchapter S election in effect for federal
income tax             -------------------
     purposes for the current tax year?
 ..............................................................  A530     ////
x  M.11.
                       -------------------
     ////  Bil Mil Thou
12. Deferred portion of total applicable income taxes included in Schedule RI,
                       -------------------
     items 9 and 11 (to be reported with the December Report of Income)
 ..............................  4772           N/A  M.12.
                       -------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Fleet National Bank
Call Date:   03/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                       Page RI-4
City, State   Zip:    Springfield, MA  01102
FDIC Certificate No.: 02499
                      -----------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.


                                 ----------

                                   I483   (-

                     ------------------------

                          Dollar Amounts
                           in Thousands
--------------------------------------------------------------------------------
---------------------- -----------------------
     RIAD  BIL MIL THOU
     1. Total equity capital originally reported in the December 31, 1996,
Reports of Condition            //////////////////
     and Income
 ................................................................................
 ......  3215     4,519,112   1.
     2. Equity capital adjustments from amended Reports of Income, net*
 .................................  3216             0   2.
     3. Amended balance end of previous calendar year (sum of items 1 and 2)
 ............................  3217     4,519,112   3.
     4. Net income (loss) (must equal Schedule RI, item 12)
 .............................................  4340       192,331   4.
     5. Sale, conversion, acquisition, or retirement of capital stock, net
 ..............................  4346             0   5.
     6. Changes incident to business combinations, net
 ..................................................  4356             0   6.
     7. LESS: Cash dividends declared on preferred stock
 ................................................  4470         2,922   7.
     8. LESS: Cash dividends declared on common stock
 ...................................................  4460       209,000   8.
     9. Cumulative effect of changes in accounting principles from prior years*
(see instructions          //////////////////
     for this schedule)
 ..............................................................................
4411        42,977   9.
10. Corrections of material accounting errors from prior years* (see
instructions for this schedule)   4412             0  10.
11. Change in net unrealized holding gains (losses) on available-for-sale
securities ................  8433       (34,402) 11.
12. Foreign currency translation adjustments
 ........................................................  4414             0
12.
13. Other transactions with parent holding company* (not included in items 5,
7, or 8 above) ........  4415             0  13.
14. Total equity capital end of current period (sum of items 3 through 13)
(must equal Schedule RC,    //////////////////
     item 28)
 ................................................................................
 ........  3210     4,508,096  14.
     ----------------------

____________
*Describe on Schedule RI-E--Explanations.

Schedule RI-B--Charge-offs and Recoveries and Changes in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                       ----------

                         I486   (-

     -----------------------------------------
        Dollar Amounts in Thousands
     -------------------------------- --------
           Calendar year-to-date
     -----------------------------------------
          (Column A)         (Column B)
         Charge-offs         Recoveries
------------------------------------------------------------------------------
-------------------- --------------------
     RIAD  BIL MIL THOU  RIAD  BIL MIL THOU

1. Loans secured by real estate:
//////////////////  //////////////////
     a. To U.S. addressees (domicile) .........................................
4651        11,390  4661         5,546  1.a.
     b. To non-U.S. addressees (domicile) .....................................
4652             0  4662             0  1.b.
2. Loans to depository institutions and acceptances of other banks:
//////////////////  //////////////////
     a. To U.S. banks and other U.S. depository institutions ..................
4653             0  4663             0  2.a.
     b. To foreign banks ......................................................
4654             0  4664             0  2.b.
3. Loans to finance agricultural production and other loans to farmers ......
4655            97  4665            29  3.
4. Commercial and industrial loans:
//////////////////  //////////////////
     a. To U.S. addressees (domicile) .........................................
4645         9,932  4617        11,507  4.a.
     b. To non-U.S. addressees (domicile) .....................................
4646             0  4618             0  4.b.
5. Loans to individuals for household, family, and other personal
//////////////////  //////////////////
     expenditures:
//////////////////  //////////////////
     a. Credit cards and related plans ........................................
4656         1,116  4666           176  5.a.
     b. Other (includes single payment, installment, and all student loans) ...
4657        10,188  4667         3,031  5.b.
6. Loans to foreign governments and official institutions ...................
4643             0  4627             0  6.
7. All other loans ..........................................................
4644         1,139  4628           213  7.
8. Lease financing receivables:
//////////////////  //////////////////
     a. Of U.S. addressees (domicile) .........................................
4658            94  4668           655  8.a.
     b. Of non-U.S. addressees (domicile) .....................................
4659             0  4669             0  8.b.
9. Total (sum of items 1 through 8) .........................................
4635        33,956  4605        21,157  9.
     -------------------------------------------

Legal Title of Bank:  Fleet National Bank
Call Date:  03/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RI-5
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RI-B--Continued

Part I. Continued

     Dollar Amounts in Thousands
     -------------------------------------------
     Calendar year-to-date
     -------------------------------------------
     (Column A)         (Column B)
Memoranda
Charge-offs         Recoveries
------------------------------------------------------------------------------
-------------------- --------------------
     RIAD Bil  Mil Thou   RIAD Bil Mil Thou


1-3. Not applicable
//////////////////  //////////////////
4.   Loans to finance commercial real estate, construction, and land
//////////////////  //////////////////
     development activities (not secured by real estate) included in
//////////////////  //////////////////
     Schedule RI-B, part I, items 4 and 7, above...............................
5409         8,010  5410         7,599  M.4.
5.   Loans secured by real estate in domestic offices (included in
//////////////////  //////////////////
     Schedule RI-B, part I, item 1, above):
//////////////////  //////////////////
     a. Construction and land development......................................
3582           468  3583         1,288  M.5.a.
     b. Secured by farmland....................................................
3584             0  3585            75  M.5.b.
     c. Secured by 1-4 family residential properties:
//////////////////  //////////////////
     (1) Revolving, open-end loans secured by 1-4 family residential
//////////////////  //////////////////
     properties and extended under lines of credit......................  5411
1,164  5412           505  M.5.c.(1)
     (2) All other loans secured by 1-4 family residential properties.......
5413         5,954  5414         1,761  M.5.c.(2)
     d. Secured by multifamily (5 or more) residential properties..............
3588         1,613  3589           425  M.5.d.
     e. Secured by nonfarm nonresidential properties...........................
3590         2,191  3591         1,492  M.5.e.
     -------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses

     Dollar Amounts
     in Thousands
--------------------------------------------------------------------------------
-------------------  ----------------------
     RIAD Bil Mil  Thou


1. Balance originally reported in the December 31, 1996, Reports of Condition
and Income..........     3124       776,811  1.
2. Recoveries (must equal part I, item 9, column B
above).........................................     4605        21,157  2.
3. LESS: Charge-offs (must equal part I, item 9, column A
above)..................................     4635        33,956  3.
4. Provision for loan and lease losses (must equal Schedule RI, item
4.a).........................     4230           611  4.
5. Adjustments* (see instructions for this
schedule)..............................................     4815       (1,410)
5.
6. Balance end of current period (sum of items 1 through 5) (must equal
Schedule RC,                   //////////////////
     item
4.b)............................................................................
 ..........     3123       763,213  6.
     --------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RI-6
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

     ----------
     I492   (-
     ---------------
     Year-to-date
     ---------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
----------------- --------------------
          RIAD  Bil Mil Thou
1. Interest income and expense booked at foreign offices, Edge and Agreement
subsidiaries,        //////////////////
     and IBFs:
//////////////////
     a. Interest income booked
 ...................................................................  4837
N/A  1.a.
     b. Interest expense booked
 ..................................................................  4838
N/A  1.b.
     c. Net interest income booked at foreign offices, Edge and Agreement
subsidiaries, and IBFs    //////////////////
     (item 1.a minus 1.b)
 .....................................................................  4839
N/A  1.c.
2. Adjustments for booking location of international operations:
//////////////////
     a. Net interest income attributable to international operations booked at
domestic offices ..  4840           N/A  2.a.
     b. Net interest income attributable to domestic business booked at foreign
offices ..........  4841           N/A  2.b.
     c. Net booking location adjustment (item 2.a minus 2.b)
 .....................................  4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:
//////////////////
     a. Noninterest income attributable to international operations
 ..............................  4097           N/A  3.a.
     b. Provision for loan and lease losses attributable to international
operations .............  4235           N/A  3.b.
     c. Other noninterest expense attributable to international operations
 .......................  4239           N/A  3.c.
     d. Net noninterest income (expense) attributable to international
operations (item 3.a         //////////////////
     minus 3.b and 3.c)
 .......................................................................  4843
N/A  3.d.
4. Estimated pretax income attributable to international operations before
capital allocation     //////////////////
     adjustment (sum of items 1.c, 2.c, and 3.d)
 .................................................  4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international
operations to reflect    //////////////////
     the effects of equity capital on overall bank funding costs
 .................................  4845           N/A  5.
6. Estimated pretax income attributable to international operations after
capital allocation      //////////////////
     adjustment (sum of items 4 and 5)
 ...........................................................  4846           N/A
6.
7. Income taxes attributable to income from international operations as
estimated in item 6 ....  4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus
7) ..............  4341           N/A  8.
     ----------------------


Memoranda
---------------------
     Dollar Amounts
     in Thousands
--------------------------------------------------------------------------------
----------------- ---------------------
     RIAD  Bil Mil Thou
1. Intracompany interest income included in item 1.a above
 .....................................  4847           N/A  M.1.
2. Intracompany interest expense included in item 1.b above
 ....................................  4848           N/A  M.2.
     --------------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts



     Year-to-date
--------------------------------------------------------------------------------
----------------  --------------------
     Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------
----------------  --------------------
1. Interest income booked at IBFs
 ..............................................................  4849
N/A  1.
2. Interest expense booked at IBFs
 .............................................................  4850
N/A  2.
3. Noninterest income attributable to international operations booked at
domestic offices         //////////////////
     (excluding IBFs):
//////////////////
     a. Gains (losses) and extraordinary items
 ...................................................  5491           N/A  3.a.
     b. Fees and other noninterest income
 ........................................................  5492           N/A
3.b.
4. Provision for loan and lease losses attributable to international operations
booked at         //////////////////
     domestic offices (excluding IBFs)
 ...........................................................  4852           N/A
4.
5. Other noninterest expense attributable to international operations booked at domestic offices  //////////////////
     (excluding IBFs)
 ............................................................................
4853           N/A  5.
     --------------------

                                      8

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RI-7
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

----------
     I495   (-
     ------ --------
     Year-to-date
     --- ---------------
     Dollar Amounts
     in Thousands
--------------------------------------------------------------------------------
------------------ --------------------
     RIAD  Bil Mil Thou
     1. All other noninterest income (from Schedule RI, item 5.f.(2))
//////////////////
     Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
//////////////////
     a. Net gains (losses) on other real estate owned
 ............................................  5415            0   1.a.
     b. Net gains (losses) on sales of loans
 .....................................................  5416            0   1.b.
     c. Net gains (losses) on sales of premises and fixed assets
 .................................  5417            0   1.c.
     Itemize and describe the three largest other amounts that exceed 10% of
//////////////////
     Schedule RI, item 5.f.(2):
//////////////////
     -------------
     d.  TEXT 4461   Intercompany Investment Services Fees
4461      11,715    1.d.
     -----------
------------------------------------------------------------------------------
     e.  TEXT 4462
4462                1.e.
     -----------
------------------------------------------------------------------------------
     f.  TEXT 4463
4463                1.f.
     ---------------------------------------------------------------------------
----------------
     2. Other noninterest expense (from Schedule RI, item 7.c):
//////////////////
     a. Amortization expense of intangible assets
 ................................................  4531        20,272  2.a.
     Report amounts that exceed 10% of Schedule RI, item 7.c:
//////////////////
     b. Net (gains) losses on other real estate owned
 ............................................  5418             0  2.b.
     c. Net (gains) losses on sales of loans
 .....................................................  5419             0  2.c.
     d. Net (gains) losses on sales of premises and fixed assets
 .................................  5420             0  2.d.
     Itemize and describe the three largest other amounts that exceed 10% of
//////////////////
     Schedule RI, item 7.c:
//////////////////
     -------------
     e.  TEXT 4464   Intercompany Corporate Support Function Charges
4464      80,442    2.e.
     -----------
------------------------------------------------------------------------------
     f.  TEXT 4467   Intercompany Data Processing & Programming Charges
4467      74,344    2.f.
     -----------
------------------------------------------------------------------------------
     g.  TEXT 4468
4468                2.g.
     ---------------------------------------------------------------------------
----------------
     3. Extraordinary items and other adjustments and applicable income tax
effect                     //////////////////
     (from Schedule RI, item 11) (itemize and describe all extraordinary items
and                  //////////////////
     all adjustments):
//////////////////
     -------------
     a. (1) TEXT 4469
4469                3.a.(1)
     ---------------------------------------------------------------------------
------------
     (2) Applicable income tax effect
RIAD 4486           /////////////////   3.a.(2)
     -------------
-------------------
     b. (1) TEXT 4487
4487                3.b.(1)
     ---------------------------------------------------------------------------
------------
     (2) Applicable income tax effect
RIAD 4488           /////////////////    3.b.(2)
     -------------
-------------------
     c. (1) TEXT 4489
4489           0    3.c.(1)
     ---------------------------------------------------------------------------
------------
     (2) Applicable income tax effect
RIAD 4491           //////////////////  3.c.(2)

     4. Equity capital adjustments from amended Reports of Income (from
Schedule RI-A,                 //////////////////
     item 2) (itemize and describe all adjustments):
//////////////////
     -------------
     a.  TEXT 4492
4492                4.a.
     -----------
------------------------------------------------------------------------------
     b.  TEXT 4493
4493                4.b.
     ---------------------------------------------------------------------------
----------------
     5. Cumulative effect of changes in accounting principles from prior years
//////////////////
     (from Schedule RI-A, item 9) (itemize and describe all changes in
accounting principles):      //////////////////
     -------------
     a.  TEXT 4494   Effect on change to GAAP from previous non-GAAP
instructions                   A546        42,977  5.a.
     -----------
------------------------------------------------------------------------------
     b.  TEXT 4495
4495                5.b.
     ---------------------------------------------------------------------------
----------------
     6. Corrections of material accounting errors from prior years (from
Schedule RI-A, item 10)       //////////////////
     (itemize and describe all corrections):
//////////////////
     -------------
     a.  TEXT 4496
4496                6.a.
     -----------
------------------------------------------------------------------------------
     b.  TEXT 4497
4497                6.b.
     ---------------------------------------------------------------------------
----------------

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RI-8
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RI-E--Continued

----------------
     Year-to-date
     ----------------------
     Dollar Amounts in Thousands
     ----------------------
--------------------------------------------------------------------------------
------------------ --------------------
     RIAD   Bil     Thou
     7. Other transactions with parent holding company (from Schedule RI-A, item 13)
     (itemize and describe all such transactions):
//////////////////
     -----------
     a.  TEXT 4498
4498                7.a.
     -----------
------------------------------------------------------------------------------
     b.  TEXT 4499
4499                7.b.
     ---------------------------------------------------------------------------
----------------
     8. Adjustments to allowance for loan and lease losses (from Schedule RI-B,
part II, item 5)       ///////////////////
     (itemize and describe all adjustments):
///////////////////
     -------------
     a.  TEXT 4521   Adj to beg bal to correct prior period posting errs
4521        (1,410) 8.a.
     -----------
------------------------------------------------------------------------------
     b.  TEXT 4522
4522                8.b
     ---------------------------------------------------------------------------
---------------- ---------------------
     9. Other explanations (the space below is provided for the bank to briefly
describe, at its     I498        I499   (-
     ----------------------
     option, any other significant items affecting the Report of Income):
     ---
     No comment  X  (RIAD 4769)
     ---
     Other explanations (please type or print clearly):
     (TEXT 4769)

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-1
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet
__________

     ----------
     C400   (-
     ------------ --------
     Dollar Amounts
     in Thousands
--------------------------------------------------------------------------------
----------------- --------------------
     RCFD   Bil Mil Thou
ASSETS
//////////////////
     1. Cash and balances due from depository institutions (from Schedule
RC-A):                      //////////////////
     a. Noninterest-bearing balances and currency and coin(1)
 ...................................  0081     3,237,415   1.a.
     b. Interest-bearing balances(2)
 ............................................................  0071
46,240   1.b.
     2. Securities:
//////////////////
     a. Held-to-maturity securities (from Schedule RC-B, column A)
 ..............................  1754       154,725   2.a.
     b. Available-for-sale securities (from Schedule RC-B, column D)
 ............................  1773     4,670,125   2.b.
     3. Federal funds sold and securities purchased under agreements to
resell......................  1350       294,589   3.
     4. Loans and lease financing receivables:
//////////////////
     ----------------------
     a. Loans and leases, net of unearned income (from Schedule RC-C) ....
RCFD 2122   33,218,336 //////////////////   4.a.
     b. LESS: Allowance for loan and lease losses ........................
RCFD 3123      763,213 //////////////////   4.b.
     c. LESS: Allocated transfer risk reserve ............................
RCFD 3128            0 //////////////////   4.c.
     ---------------------- //////////////////
     d. Loans and leases, net of unearned income,
//////////////////
     allowance, and reserve (item 4.a minus 4.b and 4.c)
 .....................................  2125    32,455,123   4.d.
     5. Trading assets (from Schedule RC-D)
 ........................................................  3545        93,776
5.
     6. Premises and fixed assets (including capitalized leases)
 ...................................  2145       527,415   6.
     7. Other real estate owned (from Schedule RC-M)
 ...............................................  2150        21,429   7.
     8. Investments in unconsolidated subsidiaries and associated companies
(from Schedule RC-M) ...  2130             0   8.
     9. Customers' liability to this bank on acceptances outstanding
 ...............................  2155         5,274   9.
10. Intangible assets (from Schedule RC-M)
 .....................................................  2143     2,651,959  10.
11. Other assets (from Schedule RC-F)
 ..........................................................  2160     2,504,311
11.
12. Total assets (sum of items 1 through 11)
 ...................................................  2170    46,662,381  12.
     ----------------------

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-2
City, State   Zip:    Springfield, MA  01102
FDIC Certificate No.: 02499


Schedule RC--Continued

Dollar Amounts in Thousands
     -------------------------
     ////////// Bil Mil Thou
--------------------------------------------------------------------------------
-------------- -------------------------
LIABILITIES
///////////////////////
13. Deposits:
///////////////////////
     ///////////////////////
     a. In domestic offices (sum of totals of columns A and C from Schedule
RC-E, part I) .....  RCON 2200    30,789,630  13.a.
     ---------------------------
     (1) Noninterest-bearing(1) ................................ RCON 6631
9,293,258  ///////////////////////  13.a.(1)
     (2) Interest-bearing ...................................... RCON 6636
21,496,372  ///////////////////////  13.a.(2)
     ---------------------------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from
Schedule RC-E,       ///////////////////////
     part II)
 ..............................................................................
RCFN 2200     2,221,589  13.b.
     ---------------------------
     (1) Noninterest-bearing ................................... RCFN 6631
38,272  ///////////////////////  13.b.(1)
     (2) Interest-bearing ...................................... RCFN 6636
2,183,317  ///////////////////////  13.b.(2)
     ---------------------------
14. Federal funds purchased and securities sold under agreements to repurchase
 ...............  RCFD 2800     5,510,870  14.
15. a. Demand notes issued to the U.S. Treasury
 ..............................................  RCON 2840        35,346  15.a.
     b. Trading liabilities (from Schedule RC-D)
 ..............................................  RCFD 3548        77,911  15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under
///////////////////////
     capitalized leases):
///////////////////////
     a. With remaining maturity of one year or less
 ...........................................  RCFD 2332       479,711  16.a.
     b. With remaining maturity of more than one year
 .........................................  RCFD 2333       584,632  16.b.
17. Not applicable
///////////////////////
18. Bank's liability on acceptances executed and outstanding
 .................................  RCFD 2920         5,274  18.
19. Subordinated notes and debentures(2)
 .....................................................  RCFD 3200     1,187,482
19.
20. Other liabilities (from Schedule RC-G)
 ...................................................  RCFD 2930     1,261,840
20.
21. Total liabilities (sum of items 13 through 20)
 ...........................................  RCFD 2948    42,154,285  21.
22. Not applicable
///////////////////////
EQUITY CAPITAL
///////////////////////
23. Perpetual preferred stock and related surplus
 ............................................  RCFD 3838       125,000  23.
24. Common stock
 .............................................................................
RCFD 3230        19,487  24.
25. Surplus (exclude all surplus related to preferred
stock)..................................  RCFD 3839     2,551,927  25.
26. a. Undivided profits and capital reserves
 ................................................  RCFD 3632     1,837,050
26.a.
     b. Net unrealized holding gains (losses) on available-for-sale securities
 ................  RCFD 8434       (25,638) 26.b.
27. Cumulative foreign currency translation adjustments
 ......................................  RCFD 3284             0  27.
28. Total equity capital (sum of items 23 through 27)
 ........................................  RCFD 3210     4,508,096  28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of
items 21        ///////////////////////
     and 28)
 ................................................................................
 ..  RCFD 3300    46,662,381  29.
     -------------------------


Memorandum
To be reported only with the March Report of Condition.
     1. Indicate in the box at the right the number of the statement below that
     Number best describes the most comprehensive level of auditing work performed
     ----------------
     for the bank by independent external auditors as of any date during 1996
 ........................     RCFD 6724   2  M.1.
     ----------------

1 = Independent audit of the bank conducted in accordance        4 = Directors'
examination of the bank performed by other
     with generally accepted auditing standards by a certified        external
auditors (may be required by state chartering
     public accounting firm which submits a report on the bank
authority)
2 = Independent audit of the bank's parent holding company       5 = Review of
the bank's financial statements by external
     conducted in accordance with generally accepted auditing         auditors
     standards by a certified public accounting firm which        6 =
Compilation of the bank's financial statements by external
     submits a report on the consolidated holding company             auditors
     (but not on the bank separately)                             7 = Other
audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No
external audit work
     with generally accepted auditing standards by a certified
     public accounting firm (may be required by state
     chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Fleet National Bank
Call Date:    3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-3
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

     ----------
     Dollar Amounts in Thousands      C405   (-
     --------------------------------- --------
     (Column  A)         (Column B)
     Consolidated          Domestic
     Bank              Offices
-----------------------------------------------------------------------------
-------------------- --------------------
     RCFD  Bil Mil Thou  RCON  Bil Mil Thou
1. Cash items in process of collection, unposted debits, and currency and
//////////////////  //////////////////
     coin ....................................................................
0022     3,139,724  //////////////////  1.
     a. Cash items in process of collection and unposted debits ..............
//////////////////  0020     2,453,832  1.a.
     b. Currency and coin ....................................................
//////////////////  0080       685,892  1.b.
2. Balances due from depository institutions in the U.S. ...................
//////////////////  0082       104,091  2.
     a. U.S. branches and agencies of foreign banks (including their IBFs) ...
0083             0  //////////////////  2.a.
     b. Other commercial banks in the U.S. and other depository institutions
//////////////////  //////////////////
     in the U.S. (including their IBFs) ...................................
0085       104,124  //////////////////  2.b.
3. Balances due from banks in foreign countries and foreign central banks ..
//////////////////  0070        39,679  3.
     a. Foreign branches of other U.S. banks .................................
0073        31,028  //////////////////  3.a.
     b. Other banks in foreign countries and foreign central banks ...........
0074         8,779  //////////////////  3.b.
4. Balances due from Federal Reserve Banks .................................
0090             0  0090             0  4.
5. Total (sum of items 1 through 4) (total of column A must equal
//////////////////  //////////////////
     Schedule RC, sum of items 1.a and 1.b) ..................................
0010     3,283,655  0010     3,283,494  5.
     -------------------------------------------


Memorandum
Dollar Amounts in Thousands
--------------------------------------------------------------------------------
----------------  ----------------------
     RCON  Bil Mil Thou
1. Noninterest-bearing balances due from commercial banks in the U.S. (included
in item 2,         //////////////////
     column B above)
 ...........................................................................
0050        88,751  M.1.
     ----------------------

Schedule RC-B--Securities

Exclude assets held for trading.

     Dollar Amounts in Thousands                                         C410
(-
     --------------------------------------------------------------------------
--------
     Held-to-maturity                        Available-for-sale
     -----------------------------------------
-----------------------------------------
     (Column A)          (Column B)          (Column C)          (Column D)
     Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
-------------------------------------- --------------------
-------------------- -------------------- --------------------
     RCFD  Bil Mil Thou   RCFD Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil
Thou
1. U.S. Treasury securities .........  0211           253   0213          253
1286       378,839  1287       374,998  1.
2. U.S. Government agency              //////////////////  //////////////////
//////////////////  //////////////////
     obligations (exclude                //////////////////  //////////////////
//////////////////  //////////////////
     mortgage-backed securities):        //////////////////  //////////////////
//////////////////  //////////////////
     a. Issued by U.S. Govern-           //////////////////  //////////////////
//////////////////  //////////////////
     ment agencies(2) ..............  1289             0  1290             0
1291             0  1293             0  2.a.
     b. Issued by U.S.                   //////////////////  //////////////////
//////////////////  //////////////////
     Government-sponsored             //////////////////  //////////////////
//////////////////  //////////////////
     agencies(3) ...................  1294             0  1295             0
1297             0  1298             0  2.b.
     ---------------------------------------------------------------------------
----------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Fleet National Bank
Call Date:    3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-4
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RC-B--Continued

     Dollar Amounts in Thousands
     ---------------------------------------------------------------------------
----------
     Held-to-maturity                        Available-for-sale
     -----------------------------------------
-----------------------------------------
     (Column A)          (Column B)          (Column C)          (Column D)
     Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
     -------------------- -------------------- --------------------
--------------------
     RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil
Thou
3. Securities issued by states         //////////////////  //////////////////
//////////////////  //////////////////
     and political subdivisions          //////////////////  //////////////////
//////////////////  //////////////////
     in the U.S.:                        //////////////////  //////////////////
//////////////////  //////////////////
     a. General obligations ...........  1676       142,061  1677       142,019
1678             0  1679             0  3.a.
     b. Revenue obligations ...........  1681        12,411  1686        12,413
1690             0  1691             0  3.b.
     c. Industrial development           //////////////////  //////////////////
//////////////////  //////////////////
     and similar obligations .......  1694             0  1695             0
1696             0  1697             0  3.c.
4. Mortgage-backed                     //////////////////  //////////////////
//////////////////  //////////////////
     securities (MBS):                   //////////////////  //////////////////
//////////////////  //////////////////
     a. Pass-through securities:         //////////////////  //////////////////
//////////////////  //////////////////
     (1) Guaranteed by                //////////////////  //////////////////
//////////////////  //////////////////
     GNMA ......................  1698             0  1699             0  1701
759,302  1702       756,748  4.a.(1)
     (2) Issued by FNMA               //////////////////  //////////////////
//////////////////  //////////////////
     and FHLMC .................  1703             0  1705             0  1706
3,239,252  1707     3,204,046  4.a.(2)
     (3) Other pass-through           //////////////////  //////////////////
//////////////////  //////////////////
     securities.................  1709             0  1710             0  1711
35,001  1713        35,001  4.a.(3)
     b. Other mortgage-backed            //////////////////  //////////////////
//////////////////  //////////////////
     securities (include CMOs,        //////////////////  //////////////////
//////////////////  //////////////////
     REMICs, and stripped             //////////////////  //////////////////
//////////////////  //////////////////
     MBS):                            //////////////////  //////////////////
//////////////////  //////////////////
     (1) Issued or guaranteed         //////////////////  //////////////////
//////////////////  //////////////////
     by FNMA, FHLMC,              //////////////////  //////////////////
//////////////////  //////////////////
     or GNMA ...................  1714             0  1715             0  1716
0  1717             0  4.b.(1)
     (2) Collateralized               //////////////////  //////////////////
//////////////////  //////////////////
     by MBS issued or             //////////////////  //////////////////
//////////////////  //////////////////
     guaranteed by FNMA,          //////////////////  //////////////////
//////////////////  //////////////////
     FHLMC, or GNMA.............  1718             0  1719             0  1731
0  1732             0  4.b.(2)
     (3) All other mortgage-          //////////////////  //////////////////
//////////////////  //////////////////
     backed securities..........  1733             0  1734             0  1735
430  1736           430  4.b.(3)
5. Other debt securities:              //////////////////  //////////////////
//////////////////  //////////////////
     a. Other domestic debt              //////////////////  //////////////////
//////////////////  //////////////////
     securities ....................  1737             0  1738             0
1739           589  1741           578  5.a.
     b. Foreign debt                     //////////////////  //////////////////
//////////////////  //////////////////
     securities ....................  1742             0  1743             0
1744        20,547  1746        20,572  5.b.
6. Equity securities:                  //////////////////  //////////////////
//////////////////  //////////////////
     a. Investments in mutual            //////////////////  //////////////////
//////////////////  //////////////////
     funds and other equity           //////////////////  //////////////////
//////////////////  //////////////////
     securities with readily          //////////////////  //////////////////
//////////////////  //////////////////
     determinable fair values.......  //////////////////  //////////////////
A510        59,654  A511        59,654  6.a.
     b. All other equity                 //////////////////  //////////////////
//////////////////  //////////////////
     securities(1)..................  //////////////////  //////////////////
1752       218,098  1753       218,098  6.b.
7. Total (sum of items 1               //////////////////  //////////////////
//////////////////  //////////////////
     through 6) (total of                //////////////////  //////////////////
//////////////////  //////////////////
     column A must equal                 //////////////////  //////////////////
//////////////////  //////////////////
     Schedule RC, item 2.a)              //////////////////  //////////////////
//////////////////  //////////////////
     (total of column D must             //////////////////  //////////////////
//////////////////  //////////////////
     equal Schedule RC,                  //////////////////  //////////////////
//////////////////  //////////////////
     item 2.b).........................  1754       154,725  1771       154,685
1772     4,711,712  1773     4,670,125  7.
     ---------------------------------------------------------------------------
----------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.d, column D.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-5
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RC-B--Continued

Memoranda
-----------
     C412   (-
     ----------- ---------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------------- --------------------------
     RCFD   Bil    Mil   Thou
1. Pledged securities(2)
 .........................................................................  0416
1,887,282  M.1.
2. Maturity and repricing data for debt securities(2),(3),(4) (excluding those in nonaccrual status): //////////////////
     a. Fixed rate debt securities with a remaining maturity of:
//////////////////
     (1) Three months or less
 ...................................................................  0343
49,199  M.2.a.(1)
     (2) Over three months through 12 months
 ....................................................  0344       100,424
M.2.a.(2)
     (3) Over one year through five years
 .......................................................  0345     1,032,358
M.2.a.(3)
     (4) Over five years
 ........................................................................  0346
2,378,449  M.2.a.(4)
     (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1)
through 2.a.(4)) .....  0347     3,560,430  M.2.a.(5)
     b. Floating rate debt securities with a repricing frequency of:
//////////////////
     (1) Quarterly or more frequently
 ...........................................................  4544       291,185
M.2.b.(1)
     (2) Annually or more frequently, but less frequently than quarterly
 ........................  4545       683,203  M.2.b.(2)
     (3) Every five years or more frequently, but less frequently than annually
 .................  4551         5,580  M.2.b.(3)
     (4) Less frequently than every five years
 ..................................................  4552         6,700
M.2.b.(4)
     (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
through 2.b.(4)) ..  4553       986,668  M.2.b.(5)
     c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5))
(must equal total debt    //////////////////
     securities from Schedule RC-B, sum of items 1 through 5, columns A and D,
minus nonaccrual    //////////////////
     debt securities included in Schedule RC-N, item 9, column C)
 ...............................  0393     4,547,098  M.2.c.
3.-5. Not applicable
//////////////////
6. Floating rate debt securities with a remaining maturity of one year or less(2),(4) (included in  //////////////////
     Memorandum item 2.b.(1) through 2.b(4) above)
 .................................................  5519         6,233  M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to
available-for-sale or       //////////////////
     trading securities during the calendar year-to-date (report the amortized
cost at date of sale   //////////////////
     or
transfer).......................................................................
 ............  1778        97,163  M.7.
8. High-risk mortgage securities (included in the held-to-maturity and
available-for-sale           //////////////////
     accounts in Schedule RC-B, item 4.b):
//////////////////
     a. Amortized
cost............................................................................
 ..  8780             0  M.8.a.
     b. Fair
value...........................................................................
 .......  8781             0  M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale
accounts in            //////////////////
     Schedule RC-B, items 2, 3, and 5):
//////////////////
     a. Amortized
cost............................................................................
 ..  8782             0  M.9.a.
     b. Fair
value...........................................................................
 .......  8783             0  M.9.b.
     ----------------------

_____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-6
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts
----------
reported in this schedule.  Report total loans and leases, net of unearned
Dollar Amounts in Thousands     C415   (-
income.  Exclude assets held in trading and commercial paper.
---------------------------------  --------
     (Column  A)         (Column B)
     Consolidated          Domestic
     Bank              Offices
     -------------------- --------------------
     RCFD Bil  Mil Thou  RCON Bil  Mil Thou
     1. Loans secured by real estate ..........................................
1410    12,645,427  //////////////////   1.
     a. Construction and land development ..................................
//////////////////  1415       614,592   1.a.
     b. Secured by farmland (including farm residential and other
//////////////////  //////////////////
     improvements) ......................................................
//////////////////  1420         1,969   1.b.
     c. Secured by 1-4 family residential properties:
//////////////////  //////////////////
     (1) Revolving, open-end loans secured by 1-4 family residential
//////////////////  //////////////////
     properties and extended under lines of credit ..................
//////////////////  1797     1,791,682   1.c.(1)
     (2) All other loans secured by 1-4 family residential properties:
//////////////////  //////////////////
     (a) Secured by first liens .....................................
//////////////////  5367     5,510,321   1.c.(2)(a)
     (b) Secured by junior liens ....................................
//////////////////  5368       601,304   1.c.(2)(b)
     d. Secured by multifamily (5 or more) residential properties ..........
//////////////////  1460       469,577   1.d.
     e. Secured by nonfarm nonresidential properties .......................
//////////////////  1480     3,655,982   1.e.
     2. Loans to depository institutions:
//////////////////  //////////////////
     a. To commercial banks in the U.S. ....................................
//////////////////  1505       144,639   2.a.
     (1) To U.S. branches and agencies of foreign banks .................  1506
0  //////////////////   2.a.(1)
     (2) To other commercial banks in the U.S. ..........................  1507
144,639  //////////////////   2.a.(2)
     b. To other depository institutions in the U.S. .......................
1517        16,875  1517        16,875   2.b.
     c. To banks in foreign countries ......................................
//////////////////  1510           776   2.c.
     (1) To foreign branches of other U.S. banks ........................  1513
712  //////////////////   2.c.(1)
     (2) To other banks in foreign countries ............................  1516
64  //////////////////   2.c.(2)
     3. Loans to finance agricultural production and other loans to farmers ...
1590         3,768  1590         3,768   3.
     4. Commercial and industrial loans:
//////////////////  //////////////////
     a. To U.S. addressees (domicile) ......................................
1763    13,274,469  1763    13,261,387   4.a.
     b. To non-U.S. addressees (domicile) ..................................
1764        97,858  1764        74,898   4.b.
     5. Acceptances of other banks:
//////////////////  //////////////////
     a. Of U.S. banks ......................................................
1756             0  1756             0   5.a.
     b. Of foreign banks ...................................................
1757             0  1757             0   5.b.
     6. Loans to individuals for household, family, and other personal
//////////////////  //////////////////
     expenditures (i.e., consumer loans) (includes purchased paper) ........
//////////////////  1975     1,983,378   6.
     a. Credit cards and related plans (includes check credit and other
//////////////////  //////////////////
     revolving credit plans) ............................................  2008
87,261  //////////////////   6.a.
     b. Other (includes single payment, installment, and all student loans).
2011     1,896,117  //////////////////   6.b.
     7. Loans to foreign governments and official institutions (including
//////////////////  //////////////////
     foreign central banks) ................................................
2081             0  2081             0   7.
     8. Obligations (other than securities and leases) of states and political
//////////////////  //////////////////
     subdivisions in the U.S. (includes nonrated industrial development
//////////////////  //////////////////
     obligations) ..........................................................
2107       141,553  2107       141,553   8.
     9. Other loans ...........................................................
1563     2,353,839  //////////////////   9.
     a. Loans for purchasing or carrying securities (secured and unsecured).
//////////////////  1545       245,417   9.a.
     b. All other loans (exclude consumer loans) ...........................
//////////////////  1564     2,108,422   9.b.
10. Lease financing receivables (net of unearned income) ..................
//////////////////  2165     2,555,754  10.
     a. Of U.S. addressees (domicile) ......................................
2182     2,555,754  //////////////////  10.a.
     b. Of non-U.S. addressees (domicile) ..................................
2183             0  //////////////////  10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above .......
2123             0  2123             0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through
//////////////////  //////////////////
     10 minus item 11) (total of column A must equal Schedule RC, item 4.a).
2122    33,218,336  2122    33,182,294  12.
     -------------------------------------------

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-7
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RC-C--Continued

Part I. Continued

     Dollar Amounts in Thousands
     -------------------------------------------

     (Column  A)          (Column B)
     Consolidated           Domestic
     Bank               Offices

Memoranda
RCON Bil Mil Thou
-----------------------------------------------------------------------------
-------------------- --------------------
     1. Not applicable
//////////////////
     2. Loans and leases restructured and in compliance with modified terms
//////////////////
     (included in Schedule RC-C, part I, above and not reported as past due
//////////////////
     or nonaccrual in Schedule RC-N, Memorandum item 1):
//////////////////
     a. Loans secured by real estate:
//////////////////

     (1) To U.S. addressees (domicile) ...................................
1687             0      M.2.a.(1)
     (2) To non-U.S. addressees (domicile) ...............................
1689             0      M.2.a.(2)
     b. All other loans and all lease financing receivables (exclude loans to
//////////////////
     individuals for household, family, and other personal expenditures)..
8691             0      M.2.b.
     c. Commercial and industrial loans to and lease financing receivables
//////////////////
     of non-U.S. addresses (domicile) included in Memorandum item 2.b
//////////////////
     above................................................................
8692             0      M.2.c.
     3. Maturity and repricing data for loans and leases(1) (excluding those
//////////////////
     in nonaccrual status):
//////////////////
     a. Fixed rate loans and leases with a remaining maturity of:
//////////////////
     (1) Three months or less ............................................
0348     2,046,255      M.3.a.(1)
     (2) Over three months through 12 months .............................
0349       297,728      M.3.a.(2)
     (3) Over one year through five years ................................
0356     2,280,748      M.3.a.(3)
     (4) Over five years .................................................
0357     5,414,134      M.3.a.(4)
     (5) Total fixed rate loans and leases (sum of
//////////////////
     Memorandum items 3.a.(1) through 3.a.(4)) .......................  0358
10,038,865      M.3.a.(5)
     b. Floating rate loans with a repricing frequency of:
//////////////////
     (1) Quarterly or more frequently ....................................
4554    19,014,916      M.3.b.(1)
     (2) Annually or more frequently, but less frequently than quarterly .
4555     3,087,028      M.3.b.(2)
     (3) Every five years or more frequently, but less frequently than
//////////////////
     annually ........................................................  4561
618,323      M.3.b.(3)
     (4) Less frequently than every five years ...........................
4564       129,313      M.3.b.(4)
     (5) Total floating rate loans (sum of Memorandum items 3.b.(1)
//////////////////
     through 3.b.(4)) ................................................  4567
22,849,580      M.3.b.(5)
     c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))
//////////////////
     (must equal the sum of total loans and leases, net, from
//////////////////
     Schedule RC-C, part I, item 12, plus unearned income from
//////////////////
     Schedule RC-C, part I, item 11, minus total nonaccrual loans and
//////////////////
     leases from Schedule RC-N, sum of items 1 through 8, column C) ......
1479    32,888,445      M.3.c.
     d. Floating rate loans with a remaining maturity or one year or less
     (included in Memorandum items 3.b.(1) through 3.b.(4) above) ........
A246     4,490,228      M.3.d.
     4. Loans to finance commercial real estate, construction, and land
//////////////////
     development activities (NOT SECURED BY REAL ESTATE) included in
//////////////////
     Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ...........
2746       296,062      M.4.
     5. Loans and leases held for sale (included in Schedule RC-C, part I,
above) 5369     1,355,986      M.5.
     6. Adjustable rate closed-end loans secured by first liens on 1-4 family
//////////////////  RCON Bil Mil Thou
     residential properties (included in Schedule RC-C, part I, item
//////////////////
     1.c.(2)(a), column B, page RC-6) .......................................
//////////////////  5370     1,818,959  M.6.
     -------------------------------------------

_____________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-8
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------


Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

---------
     C420   (-
     ----------------- --------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------------ -------------------------
     ////////   Bil Mil Thou
ASSETS
///////////////////////
     1. U.S. Treasury securities in domestic offices
 ................................................  RCON 3531            82   1.
     2. U.S. Government agency obligations in domestic offices (exclude
mortgage-                      ///////////////////////
     backed securities)
 ..........................................................................
RCON 3532             0   2.
     3. Securities issued by states and political subdivisions in the U.S. in
domestic offices ......  RCON 3533             0   3.
     4. Mortgage-backed securities (MBS) in domestic offices:
///////////////////////
     a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA
 .....................  RCON 3534             0   4.a.
     b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC,
or GNMA               ///////////////////////
     (include CMOs, REMICs, and stripped
MBS)..................................................  RCON 3535             0
4.b.
     c. All other mortgage-backed
securities......................................................  RCON 3536
0   4.c.
     5. Other debt securities in domestic offices
 ...................................................  RCON 3537             0
5.
     6. Certificates of deposit in domestic offices
 .................................................  RCON 3538             0   6.
     7. Commercial paper in domestic offices
 ........................................................  RCON 3539
0   7.
     8. Bankers acceptances in domestic offices
 .....................................................  RCON 3540             0
8.
     9. Other trading assets in domestic offices
 ....................................................  RCON 3541             0
9.
10. Trading assets in foreign offices
 ...........................................................  RCFN 3542
0  10.
11. Revaluation gains on interest rate, foreign exchange rate, and other
commodity and equity      ///////////////////////
     contracts:
///////////////////////
     a. In domestic offices
 ......................................................................  RCON
3543        91,682  11.a.
     b. In foreign offices
 .......................................................................  RCFN
3543         2,012  11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC,
item 5) ...........  RCFD 3545        93,776  12.
     ---------------------------

     ---------------------------
     Dollar Amounts in Thousands
LIABILITIES
---------------------------
     /////////  Bil Mil Thou
13. Liability for short positions
 ...............................................................  RCFD 3546
0  13.
14. Revaluation losses on interest rate, foreign exchange rate, and other
commodity and equity     ///////////////////////
     contracts
 ................................................................................
 ...  RCFD 3547        77,911  14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC,
item 15.b) ......  RCFD 3548        77,911  15.
     ---------------------------

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-9
City, State   Zip:    Springfield MA, 01102
FDIC Certificate No.: 02499
     -----------

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

     ----------
     Dollar Amounts in Thousands             C425   (-
     ------------------------------------------------------ --------
     Nontransaction
     Transaction  Accounts                Accounts
     ----------------------------------------- --------------------
     (Column A)         (Column B)           (Column C)
     Total transaction     Memo: Total             Total
     accounts (including  demand deposits      nontransaction
     total demand       (included in           accounts
     deposits)          column A)        (including MMDAs)
     -------------------- -------------------- --------------------

---------------------------------------------------------- --------------------
-------------------- --------------------
     RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
Deposits of:                                               //////////////////
//////////////////  //////////////////
1. Individuals, partnerships, and corporations ..........  2201     8,327,509
2240     7,923,022  2346    20,348,243  1.
2. U.S. Government ......................................  2202        14,334
2280        14,314  2520         5,568  2.
3. States and political subdivisions in the U.S. ........  2203       403,756
2290       393,570  2530       729,379  3.
4. Commercial banks in the U.S. .........................  2206       588,003
2310       588,003  2550           397  4.
5. Other depository institutions in the U.S. ............  2207       185,300
2312       185,300  2349         2,284  5.
6. Banks in foreign countries ...........................  2213        12,574
2320        12,574  2236             0  6.
7. Foreign governments and official institutions           //////////////////
//////////////////  //////////////////
     (including foreign central banks) ....................  2216             0
2300             0  2377             0  7.
8. Certified and official checks ........................  2330       172,283
2330       172,283  //////////////////  8.
9. Total (sum of items 1 through 8) (sum of                //////////////////
//////////////////  //////////////////
     columns A and C must equal Schedule RC,                 //////////////////
//////////////////  //////////////////
     item 13.a) ...........................................  2215     9,703,759
2210     9,289,066  2385    21,085,871  9.
     ----------------------------------------------------------------

     ---------------------
Memoranda
Dollar Amounts
     in Thousands
--------------------------------------------------------------------------------
------------------- --------------------
     RCON Bil Mil Thou
1. Selected components of total deposits (i.e., sum of item 9, columns A and
C):                    //////////////////
     a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts
 ........................  6835     2,504,673  M.1.a.
     b. Total brokered deposits
 ....................................................................  2365
1,212,576  M.1.b.
     c. Fully insured brokered deposits (included in Memorandum item 1.b
above):                      //////////////////
     (1) Issued in denominations of less than $100,000
 ..........................................  2343         2,164  M.1.c.(1)
     (2) Issued either in denominations of $100,000 or in denominations greater
than               //////////////////
     $100,000 and participated out by the broker in shares of $100,000 or less
 .............  2344     1,210,412  M.1.c.(2)
     d. Maturity data for brokered deposits:
//////////////////
     (1) Brokered deposits issued in denominations of less than $100,000 with a
remaining          //////////////////
     maturity of one year or less (included in Memorandum item 1.c.(1) above)
 ..............  A243           707  M.1.d.(1)
     (2) Brokered deposits issued in denominations of $100,000 or more with a
remining             //////////////////
     maturity of one year or less (included in Memorandum item 1.b above)
 ...................  A244       565,510  M.1.d.(2)
     e. Preferred deposits (uninsured deposits of states and political
subdivisions in the U.S.       //////////////////
     reported in item 3 above which are secured or collateralized as required
under state law) ..  5590       323,638  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a
through 2.d must         //////////////////
     equal item 9, column C above):
//////////////////
     a. Savings deposits:
//////////////////
     (1) Money market deposit accounts (MMDAs)
 ..................................................  6810    10,163,621
M.2.a.(1)
     (2) Other savings deposits (excludes MMDAs)
 ................................................  0352     2,392,789  M.2.a.(2)
     b. Total time deposits of less than $100,000
 ..................................................  6648     6,310,045  M.2.b.
     c. Total time deposits of $100,000 or more
 ....................................................  2604     2,219,416
M.2.c.
3. All NOW accounts (included in column A above)
 .................................................  2398       414,693  M.3.
4. Not applicable
     ----------------------

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-10
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------

Schedule RC-E--Continued
Part I. Continued
Memoranda (continued)

     -----------------
     Dollar Amounts in Thousands      RCON Bil Mil Thou
--------------------------------------------------------------------------------
------------------ ------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of
//////////////////
     Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b
above):(1)               //////////////////
     a. Fixed rate time deposits of less than $100,000 with a remaining
maturity of:                  //////////////////
     (1) Three months or less
 ...................................................................  A225
1,512,534  M.5.a.(1)
     (2) Over three months through 12 months
 ....................................................  A226     2,890,076
M.5.a.(2)
     (3) Over one year
 ..........................................................................
A227     1,849,309  M.5.a.(3)
     b. Floating rate time deposits of less than $100,000 with a repricing
frequency of:              //////////////////
     (1) Quarterly or more frequently
 ...........................................................  A228        58,126
M.5.b.(1)
     (2) Annually or more frequently, but less frequently than quarterly
 ........................  A229             0  M.5.b.(2)
     (3) Less frequently than annually
 ..........................................................  A230             0
M.5.b.(3)
     c. Floating rate time deposits of less than $100,000 with a remaining
maturity of                //////////////////
     one year or less (included in Memorandum item 5.b.(1) through 5.b.(3)
above) ...............  A231        39,996  M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e. time
certificates        //////////////////
     of deposit of $100,000 or more and open-account time deposits of $100,000
or more)               //////////////////
     (sum of memorandum items 6.a.(1) through 6.b.(4) must equal Memorandum
//////////////////
     item 2.c above):(1)
//////////////////
     a. Fixed rate time deposits of $100,000 or remaining maturity of:
//////////////////
     (1) Three months or less
 ...................................................................  A232
625,327  M.6.a.(1)
     (2) Over three months through 12 months
 ....................................................  A233       731,348
M.6.a.(2)
     (3) Over one year through five years
 .......................................................  A234       821,728
M.6.a.(3)
     (4) Over five years
 ........................................................................  A235
8,344  M.6.a.(4)
     b. Floating rate time deposits of $100,000 or more than a repricing
frequency of:                //////////////////
     (1) Quarterly or more frequently
 ...........................................................  A236         2,653
M.6.b.(1)
     (2) Annually or more frequently, but less frequently than quarterly
 ........................  A237        30,016  M.6.b.(2)
     (3) Every five years or more frequently, but less frequently than annually
 .................  A238             0  M.6.b.(3)
     (4) Less frequently than every five years
 ..................................................  A239             0
M.6.b.(4)
     c. Floating rate time deposits of $100,000 or more with a remaining
maturity of                  //////////////////
     one year or less (included in Memorandum items 6.b.(1) through 6.b.(4)
above) .............   A240         1,783  M.6.c.
     ----------------------

_____________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-11
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement Subsidiaries and IBFs)

     -------------------
     Dollar Amounts in Thousands   RCFN Bil Mil  Thou
--------------------------------------------------------------------------------
------------------- ------------------
Deposits of:
//////////////////
1. Individuals, partnerships, and corporations
 ...................................................  2621     1,933,242  1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)
 ................................  2623       282,676  2.
3. Foreign banks (including U.S. branches and agencies of foreign banks,
including their IBFs) ...  2625             0  3.
4. Foreign governments and official institutions (including foreign central
banks) ...............  2650             0  4.
5. Certified and official checks
 .................................................................  2330
0  5.
6. All other deposits
 ............................................................................
2668         5,671  6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)
 ..........................  2200     2,221,589  7.
     ----------------------

     -------------------
Memorandum                                                            Dollar
Amounts in Thousands   RCFN Bil Mil Thou
--------------------------------------------------------------------------------
------------------- ------------------
1. Time deposits with a remaining maturity of one year or less
     (included in Part II, item 7
above)............................................................  A245
2,220,930   M.1.
     ---------------------

Schedule RC-F--Other Assets

     ----------
     C430   <-
     -------------------- --------
     Dollar Amounts in Thousands ////////// Bil Mil Thou
--------------------------------------------------------------------------------
------------------ ----------------------------

1. Income earned, not collected on loans
 ........................................................  RCFD 2164
167,296  1.
2. Net deferred tax assets(1)
 ...................................................................  RCFD 2148
0  2.
3. Interest-only strips receivable (not in the form of a security)(2) on:
 .......................  ///////////////////////
     a. Mortgage Loans
 ............................................................................
RCFD A519             0  3.a.
     b. Other Financial Assets
 ....................................................................  RCFD A520
0  3.b.
4. Other (itemize and describe amounts that exceed 25% of this item)
 ............................  RCFD 2168     2,337,015  4.

     a.  TEXT 3549  Purchased Foreclosure Receivables
RCFD 3549      764,918  ///////////////////////  4.a.
     ----------------------------------------------------------------
     b.  TEXT 3550
RCFD 3550               ///////////////////////  4.b.
     ----------------------------------------------------------------
     c.  TEXT 3551
RCFD 3551               ///////////////////////  4.c.
     -----------------------------------------------------------------
     ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)
 ...........................  RCFD 2160     2,504,311  5.
     ---------------------------

Memorandum
-----------------------------
     Dollar Amounts in Thousands ///////// Bil Mil Thou
--------------------------------------------------------------------------------
------------------ ----------------------------
1. Deferred tax assets disallowed for regulatory capital purposes
 ...............................  RCFD 5610            0    M.1.
     ---------------------------

Schedule RC-G--Other Liabilities

     ----------
     C435   <-
     -------------------- --------
     Dollar Amounts in Thousands ///////////Bil Mil Thou
--------------------------------------------------------------------------------
------------------ ----------------------------

1. a. Interest accrued and unpaid on deposits in domestic offices(3)
 ............................  RCON 3645        39,854  1.a.
     b. Other expenses accrued and unpaid (includes accrued income taxes
payable) .................  RCFD 3646       444,109  1.b.
2. Net deferred tax liabilities(1)
 ..............................................................  RCFD 3049
459,679  2.
3. Minority interest in consolidated subsidiaries
 ...............................................  RCFD 3000             0  3.
4. Other (itemize amounts that exceed 25% of this item)
 .........................................  RCFD 2938       318,198  4.

     a.  TEXT 3552 Payable -- Market Valuation of Hedge Derivatives        RCFD
3552         98,863  ///////////////////////  4.a.
     ----------------------------------------------------------------
     b.  TEXT 3553                                                         RCFD
3553                 ///////////////////////  4.b.
     ----------- ----------------------------------------------------
     c.  TEXT 3554                                                         RCFD
3554                 ///////////////////////  4.c.
     -----------------------------------------------------------------
     ---------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)
 ...........................  RCFD 2930     1,261,840  5.
     ---------------------------

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                     Page RC-12
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

     C440   <-
     ------------ --------
     Domestic Offices
     --------------------
     Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------------
------------------- --------------------
1. Customers' liability to this bank on acceptances outstanding
 ..................................  2155         5,274   1.
2. Bank's liability on acceptances executed and outstanding
 ......................................  2920         5,274   2.
3. Federal funds sold and securities purchased under agreements to resell
 ........................  1350       294,589   3.
4. Federal funds purchased and securities sold under agreements to repurchase
 ....................  2800     5,510,870   4.
5. Other borrowed money
 ..........................................................................
3190     1,064,343   5.
     EITHER
//////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs
 ...................  2163           N/A   6.
     OR
//////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs
 .....................  2941     2,183,951   7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement
subsidiaries,            //////////////////
     and IBFs)
 ................................................................................
 .....  2192    46,622,157   8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement
subsidiaries, and     //////////////////
     IBFs)
 ................................................................................
 .........  3129    39,930,110   9.
     ----------------------

ITEMS 10-17 Include Held-to-Maturity and Available-for-Sale Securities in
Domestic Offices.        ----------------------
     RCON  Bil Mil Thou
     --------------------
10. U.S. Treasury securities
 .....................................................................  1779
375,251  10.
11. U.S. Government agency obligations (exclude mortgage-backed securities).......................
     securities)
 ................................................................................
 ..  1785             0  11.
12. Securities issued by states and political subdivisions in the U.S.
 ...........................  1786       154,472  12.
13. Mortgage-backed securities (MBS):
//////////////////
     a. Pass-through securities:
//////////////////
     (1) Issued or guaranteed by FNMA, FHLMC, or GNMA
 ..........................................  1787     3,960,794  13.a.(1)
     (2) Other pass-through securities
 .........................................................  1869        35,001
13.a.(2)
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
MBS):                   //////////////////
     (1) Issued or guaranteed by FNMA, FHLMC, or GNMA
 ..........................................  1877             0  13.b.(1)
     (2) All other mortgage-backed securities
 ..................................................  2253           430
13.b.(2)
14. Other domestic debt securities
 ...............................................................  3159
578  14.
15. Foreign debt securities
 ......................................................................  3160
20,572  15.
16. Equity securities:
//////////////////
     a. Investments in mutual funds and other equity securities with readily
determinable            //////////////////
     fair values
 ...............................................................................
A513        59,654  16.a.
     b. All other equity securities
 ...............................................................  3169
218,098  16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10
through 16) ........  3170     4,824,850  17.
     ----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign"
offices)
     ----------------------
     Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------------
--------------------- --------------------
     EITHER
//////////////////
1. Net due from the IBF of the domestic offices of the reporting bank
 ............................  3051             0  M.1.
     OR
//////////////////
2. Net due to the IBF of the domestic offices of the reporting bank
 ..............................  3059           N/A  M.2.
     ----------------------

                                      22

Legal Title of Bank:  Fleet National Bank
Call Date:  03/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-13
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBFs and other "foreign" offices.

     ----------
     C445   <-
     ------------ --------
     Dollar Amounts in Thousands   RCFN Bil Mil Thou
--------------------------------------------------------------------------------
--------------------- --------------------
     1. Total IBF assets of the consolidated bank (component of Schedule RC,
item 12) ..................  2133             0  1.
     2. Total IBF loans and lease financing receivables (component of Schedule
RC-C, part I, item 12,     //////////////////
     column A)
 ................................................................................
 ......  2076             0  2.
     3. IBF commercial and industrial loans (component of Schedule RC-C, part
I, item 4,                  //////////////////
     column A)
 ................................................................................
 ......  2077             0  3.
     4. Total IBF liabilities (component of Schedule RC, item 21)
 ......................................  2898             0  4.
     5. IBF deposit liabilities due to banks, including other IBFs (component
of Schedule RC-E,           //////////////////
     part II, items 2 and 3)
 ........................................................................  2379
0  5.
     6. Other IBF deposit liabilities (component of Schedule RC-E, part II,
items 1, 4, 5, and 6) ......  2381             0  6.

Schedule RC-K--Quarterly Averages (1)
__________

     ----------
     C455    <-
     ----------------- --------
     Dollar Amounts in Thousands    /////////  Bil   Mil   Thou
--------------------------------------------------------------------------------
--------------- -------------------------
ASSETS
///////////////////////
     1. Interest-bearing balances due from depository institutions
 ...............................  RCFD 3381        17,448   1.
     2. U.S. Treasury securities and U.S. Government agency obligations(2)
 .......................  RCFD 3382     4,634,832   2.
     3. Securities issued by states and political subdivisions in the U.S.(2)
 ....................  RCFD 3383       157,216   3.
     4. a. Other debt securities(2)
 ..............................................................  RCFD 3647
89,778   4.a.
     b. Equity securities(3) (includes investments in mutual funds and Federal
Reserve stock) .  RCFD 3648       269,680   4.b.
     5. Federal funds sold and securities purchased under agreements to resell
 ...................  RCFD 3365       139,917   5.
     6. Loans:
///////////////////////
     a. Loans in domestic offices:
///////////////////////
     (1) Total loans
 .......................................................................  RCON
3360    30,372,236   6.a.(1)
     (2) Loans secured by real estate
 ......................................................  RCON 3385    13,150,160
6.a.(2)
     (3) Loans to finance agricultural production and other loans to farmers
 ...............  RCON 3386         4,125   6.a.(3)
     (4) Commercial and industrial loans
 ...................................................  RCON 3387    12,501,912
6.a.(4)
     (5) Loans to individuals for household, family, and other personal
expenditures .......  RCON 3388     2,068,618   6.a.(5)
     b. Total loans in foreign offices, Edge and Agreement subsidiaries, and
IBFs .............  RCFD 3360        93,587   6.b.
     7. Trading assets
 ...........................................................................
RCFD 3401        90,881   7.
     8. Lease financing receivables (net of unearned income)
 .....................................  RCFD 3484     2,563,612   8.
     9. Total assets(4)
 ..........................................................................
RCFD 3368    45,942,216   9.
LIABILITIES
///////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,
ATS accounts,      ///////////////////////
     and telephone and preauthorized transfer accounts) (exclude demand
deposits) .............  RCON 3485       572,015  10.
11. Nontransaction accounts in domestic offices:
///////////////////////
     a. Money market deposit accounts (MMDAs)
 .................................................  RCON 3486     9,973,512
11.a.
     b. Other savings deposits
 ................................................................  RCON 3487
2,380,156  11.b.
     c. Time deposit of $100,000 or more
 ......................................................  RCON A514     2,333,867
11.c.
     d. Time deposits of less than
$100,000....................................................  RCON A529
6,544,111  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement
subsidiaries, and IBFs ..  RCFN 3404     2,128,882  12.
13. Federal funds purchased and securities sold under agreements to repurchase
 ...............  RCFD 3353     4,956,376  13.
14. Other borrowed money (includes mortgage indebtedness and obligations under
capitalized      ///////////////////////
     leases)
 ................................................................................
 ..  RCFD 3355       919,643  14.
     ---------------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-14
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

     ----------
     C460    <-
     ------------ --------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
-------------------- --------------------
     RCFD Bil Mil Thou
     1. Unused commitments:
//////////////////
     a. Revolving, open-end lines secured by 1-4 family residential properties,
e.g., home            //////////////////
     equity lines
 ...............................................................................
3814     2,120,991   1.a.
     b. Credit card lines
 ..........................................................................
3815        39,190   1.b.
     c. Commercial real estate, construction, and land development:
//////////////////
     (1) Commitments to fund loans secured by real estate
 .......................................  3816       456,954   1.c.(1)
     (2) Commitments to fund loans not secured by real estate
 ...................................  6550       562,044   1.c.(2)
     d. Securities underwriting
 ....................................................................  3817
0   1.d.
     e. Other unused commitments
 ...................................................................  3818
21,889,418   1.e.
     2. Financial standby letters of credit and foreign office guarantees
 .............................  3819     2,339,536   2.
     a. Amount of financial standby letters of credit conveyed to others ....
RCFD 3820       84,599  //////////////////   2.a.
     3. Performance standby letters of credit and foreign office guarantees
 ...........................  3821       166,920   3.
     a. Amount of performance standby letters of credit conveyed to others ..
RCFD 3822        5,267  //////////////////   3.a.
     4. Commercial and similar letters of credit
 ......................................................  3411       131,496   4.
     5. Participations in acceptances (as described in the instructions)
conveyed to others by           //////////////////
     the reporting bank
 ............................................................................
3428           145   5.
     6. Participations in acceptances (as described in the instructions)
acquired by the reporting       //////////////////
     (nonaccepting) bank
 ...........................................................................
3429        20,053   6.
     7. Securities borrowed
 ...........................................................................
3432             0   7.
     8. Securities lent (including customers' securities lent where the
customer is indemnified          //////////////////
     against loss by the reporting bank)
 ...........................................................  3433     1,862,344
8.
     9. Financial assets transferred with recourse that have been treated as
sold for                    //////////////////
     Call Report purposes:
//////////////////
     a. First lien 1-to-4 family residential mortgage loans:
//////////////////
     (1) Outstanding principal balance of mortgages transferred as of the
report date ...........  A521       578,869   9.a.(1)
     (2) Amount of recourse exposure on these mortgages as of the report date
 ...................  A522       578,869   9.a.(2)
     b. Other financial assets (excluding small business obligations reported
in item 9.c):           //////////////////
     (1) Outstanding principal balance of assets transferred as of the report
date ..............  A523             0   9.b.(1)
     (2) Amount of recourse exposure on these assets as of the report date
 .....,,,..............  A524             0   9.b.(2)
     c. Small business obligations transferred with recourse under Section 208
of the                 //////////////////
     Riegle Community Development and Regulatory Improvement Act of 1994:
//////////////////
     (1) Outstanding principal balance of small business obligations
transferred                   //////////////////
     as of the report date
 ..................................................................  A249
0   9.c.(1)
     (2) Amount of retained recourse on these obligations of the report date
 ....................  A250             0   9.c.(2)
10. Notional amount of credit derivatives:
//////////////////
     a. Credit derivatives on which the reporting bank is the guarantor
 ............................  A534             0  10.a.
     b. Credit derivatives on which the reporting bank is the beneficiary
 ..........................  A535             0  10.b.
11. Spot foreign exchange contracts
 ...............................................................  8765
1,774,864  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet
derivatives) (itemize and     //////////////////
     describe each component of this item over 25% of Schedule RC, item 28,
"Total equity capital")   3430             0  12.

     a.  TEXT 3555 ......................................................  RCFD
3555                   //////////////////  12.a.
     b.  TEXT 3556 ......................................................  RCFD
3556                   //////////////////  12.b.
     c.  TEXT 3557 ......................................................  RCFD
3557                   //////////////////  12.c.
     d.  TEXT 3558 ......................................................  RCFD
3558                   //////////////////  12.d.


Legal Title of Bank:  Fleet National Bank
Call Date:   03/31/97 ST-BK: 25-0595  FFIEC 031
Address:              One Monarch Place
                                      Page RC-15
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------


Schedule RC-L--Continued

     -------------------
     Dollar Amounts in Thousands     RCFD  Bil Mil Thou
--------------------------------------------------------------------------------
----------------    -------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives)
(itemize and          //////////////////
     describe each component of this item over 25% of Schedule RC, item 28,
"Total equity capital")   5591             0  13.
     //////////////////
     a.  TEXT 5592 .......................................................
RCFD 5592                  //////////////////  13.a.
     b.  TEXT 5593 .......................................................
RCFD 5593                  //////////////////  13.b.
     c.  TEXT 5594 .......................................................
RCFD 5594                  //////////////////  13.c.
     d.  TEXT 5595 .......................................................
RCFD 5595                  //////////////////  13.d.


     -------------
     C461    <-
     ---------------------------------------------------------------------------
------------
     (Column A)          (Column B)          (Column C)            (Column D)
     Dollar Amounts in Thousands     Interest Rate       Foreign Exchange
Equity Derivative       Commodity And
----------------------------------     Contracts            Contracts
Contracts          Other Contracts
     Off-balance Sheet Derivatives
--------------------------------------------------------------------------------
-------
     Position Indicators         Tril Bil Mil Thou    Tril Bil Mil Thou   Tril
Bil Mil Thou    Tril Bil Mil Thou
--------------------------------------------------------------------------------
------------------------------------------
14. Gross amounts (e.g.,           ////////////////////  //////////////////
//////////////////  ///////////////////
     notional amounts) (for each    ////////////////////  //////////////////
//////////////////  ///////////////////
     column, sum of items 14.a      ////////////////////  //////////////////
//////////////////  ///////////////////
     through 14.e must equal        ////////////////////  //////////////////
//////////////////  ///////////////////
     sum of items 15, 16.a,         ////////////////////  //////////////////
//////////////////  ///////////////////
     and 16.b):                     ////////////////////  //////////////////
//////////////////  ///////////////////
     a. Futures contracts..........                    0                   0
0               48,835  14.a
     RCFD      8693        RCFD      8694     RCFD      8695        RCFD
8696
     b. Foward contracts...........            2,410,500           2,006,310
0              154,640  14.b
     RCFD      8697        RCFD      8698     RCFD      8699        RCFD
8700
     c. Exchange-traded option      ////////////////////  //////////////////
//////////////////  ///////////////////
     contracts:                  ////////////////////  //////////////////
//////////////////  ///////////////////
     (1) Written options........                    0              13,706
0                    0  14.c.(1)
     RCFD      8701        RCFD      8702     RCFD      8703        RCFD
8704
     (2) Purchased options......            1,234,000              13,706
0                    0  14.c.(2)
     RCFD      8705        RCFD      8706     RCFD      8707        RCFD
8708
     d. Over-the-counter option     ////////////////////  //////////////////
//////////////////  ///////////////////
     contracts:                  ////////////////////  //////////////////
//////////////////  ///////////////////
     (1) Written options........            5,433,087                   0
0                    0  14.d.(1)
     RCFD      8709        RCFD      8710     RCFD      8711        RCFD
8712
     (2) Purchased options......           26,684,679                   0
0                    0  14.d.(2)
     RCFD      8713        RCFD      8714     RCFD      8715        RCFD
8716
     e. Swaps......................           22,159,333                   0
0                    0  14.e.
     RCFD      3450        RCFD      3826     RCFD      8719        RCFD
8720
15. Total gross notional amount    ////////////////////  //////////////////
//////////////////  ///////////////////
     of derivatives contracts       ////////////////////  //////////////////
//////////////////  ///////////////////
     held for trading..............            5,395,980           2,033,722
0                    0  15.
     RCFD      A126        RCFD      A127     RCFD      8723        RCFD
8724
16. Total gross notional amount    ////////////////////  //////////////////
//////////////////  ///////////////////
     of derivative contracts        ////////////////////  //////////////////
//////////////////  ///////////////////
     held for purposes other        ////////////////////  //////////////////
//////////////////  ///////////////////
     than trading:                  ////////////////////  //////////////////
//////////////////  ///////////////////
     a. Contracts marked            ////////////////////  //////////////////
//////////////////  ///////////////////
     to market .................            3,095,500                   0
0               48,835  16.a.
     RCFD      8725        RCFD      8726     RCFD      8727        RCFD
8728
     b. Contracts not marked        ////////////////////  //////////////////
//////////////////  ///////////////////
     to market .................           49,431,119                   0
0              154,640  16.b.
     RCFD      8729        RCFD      8730     RCFD      8731        RCFD
8732
     ---------------------------------------------------------------------------
-------------


Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-16
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-L--Continued

     Dollar Amounts in Thousands
     ---------------------------------------------------------------------------
-------------
     (Column A)          (Column B)          (Column C)            (Column D)
     Interest Rate       Foreign Exchange   Equity Derivative      Commodity
and
     Contracts            Contracts           Contracts          Other
Contracts
     Off-balance Sheet Derivatives
     Position Indicators
--------------------------------------------------------------------------------
------------------------------------------
     RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou   RCFD  Bil Mil
Thou
17. Gross fair values of             //////////////////  //////////////////
//////////////////   //////////////////
     derivative contracts:            //////////////////  //////////////////
//////////////////   //////////////////
     a. Contracts held for            //////////////////  //////////////////
//////////////////   //////////////////
     trading:                      //////////////////  //////////////////
//////////////////   //////////////////
     (1) Gross positive            //////////////////  //////////////////
//////////////////   //////////////////
     fair value.............   8733        35,179  8734        58,515  8735
0   8736             0  17.a.(1)
     (2) Gross negative            //////////////////  //////////////////
//////////////////   //////////////////
     fair value.............   8737        27,884  8738        50,027  8739
0   8740             0  17.a.(2)
     b. Contracts held for            //////////////////  //////////////////
//////////////////   //////////////////
     purposes other than           //////////////////  //////////////////
//////////////////   //////////////////
     trading that are marked       //////////////////  //////////////////
//////////////////   //////////////////
     to market:                    //////////////////  //////////////////
//////////////////   //////////////////
     (1) Gross positive            //////////////////  //////////////////
//////////////////   //////////////////
     fair value.............   8741         1,270  8742             0  8743
0   8744           800  17.b.(1)
     (2) Gross negative            //////////////////  //////////////////
//////////////////   //////////////////
     fair value.............   8745           770  8746             0  8747
0   8748             0  17.b.(2)
     c. Contracts held for            //////////////////  //////////////////
//////////////////   //////////////////
     purposes other than           //////////////////  //////////////////
//////////////////   //////////////////
     trading that are not          //////////////////  //////////////////
//////////////////   //////////////////
     marked to market:             //////////////////  //////////////////
//////////////////   //////////////////
     (1) Gross positive            //////////////////  //////////////////
//////////////////   //////////////////
     fair value.............   8749        90,496  8750             0  8751
0   8752           417  17.c.(1)
     (2) Gross negative            //////////////////  //////////////////
//////////////////   //////////////////
     fair value.............   8753       232,577  8754             0  8755
0   8756             0  17.c.(2)
     ---------------------------------------------------------------------------
---------------

     ----------------------------
Memoranda
Dollar Amounts in Thousands
--------------------------------------------------------------------------------
-------------------- --------------------
     RCFD  Bil Mil Thou
     1-2. Not applicable
//////////////////
     3. Unused commitments with an original maturity exceeding one year that
are reported in             //////////////////
     Schedule RC-L, items 1.a through 1.e, above (report only the unused
portions of commitments      //////////////////
     that are fee paid or otherwise legally binding)
 ...............................................  3833    19,008,771  M.3.
     a. Participations in commitments with an original maturity
//////////////////
     exceeding one year conveyed to others ...........................  RCFD
3834  1,887,977       //////////////////  M.3.a.
     4. To be completed only by banks with $1 billion or more in total assets:
//////////////////
     Standby letters of credit and foreign office guarantees (both financial and performance) issued  //////////////////
     to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and
3, above .............  3377       382,371  M.4.
     5. Installment loans to individuals for household, family, and other
personal expenditures that     //////////////////
     have been securitized and sold without recourse (with servicing retained),
//////////////////
     amounts outstanding by type of loan:
//////////////////
     a. Loans to purchase private passenger automobiles (TO BE COMPLETED FOR
THE SEPTEMBER            //////////////////
     REPORT
ONLY)...........................................................................
 .....  2741           N/A  M.5.a.
     b. Credit cards and related plans (TO BE COMPLETED
QUARTERLY)..................................  2742             0  M.5.b.
     c. All other consumer installment credit (including mobile home loans)
(TO BE COMPLETED         //////////////////
     FOR THE SEPTEMBER REPORT
ONLY)..............................................................  2743
N/A  M.5.c.
     ----------------------

                                      26

Legal Title of Bank:  Fleet National Bank
Call Date:   03/31/97 ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-17
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-M--Memoranda

     ----------
     C465   (-
     ----------------------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
--------------------- ----------------------------
     RCFD  Bil Mil Thou
1. Extensions of credit by the reporting bank to its executive officers,
directors, principal         //////////////////
     shareholders, and their related interests as of the report date:
//////////////////
     a. Aggregate amount of all extensions of credit to all executive officers,
directors, principal    //////////////////
     shareholders, and their related interests
 ....................................................  6164       565,035  1.a.
     b. Number of executive officers, directors, and principal shareholders to
whom the amount of all   //////////////////
     extensions of credit by the reporting bank (including extensions of credit
to                   //////////////////
     related interests) equals or exceeds the lesser of $500,000 or 5 percent
Number   //////////////////
     of total capital as defined for this purpose in agency regulations.
RCFD 6165      23    //////////////////  1.b.
2. Federal funds sold and securities purchased under agreements to resell with
U.S. branches          //////////////////
     and agencies of FOREIGN BANKS(1) (included in Schedule RC, item
3)...............................  3405             0  2.
3. Not applicable.
//////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans
serviced for others         //////////////////
     (include both retained servicing and purchased servicing):
//////////////////
     a. Mortgages serviced under a GNMA contract
 .....................................................  5500    25,741,330  4.a.
     b. Mortgages serviced under a FHLMC contract:
//////////////////
     (1) Serviced with recourse to servicer
 .......................................................  5501        50,919
4.b.(1)
     (2) Serviced without recourse to servicer
 ....................................................  5502    34,894,730
4.b.(2)
     c. Mortgages serviced under a FNMA contract:
//////////////////
     (1) Serviced under a regular option contract
 .................................................  5503       244,922  4.c.(1)
     (2) Serviced under a special option contract
 .................................................  5504    41,105,444  4.c.(2)
     d. Mortgages serviced under other servicing contracts
 ...........................................  5505    10,869,138  4.d.
5. To be completed only by banks with $1 billion or more in total assets:
//////////////////
     Customers' liability to this bank on acceptances outstanding (sum of items
5.a and 5.b must        //////////////////
     equal Schedule RC, item 9):
//////////////////
     a. U.S. addressees (domicile)
 ...................................................................  2103
5,081  5.a.
     b. Non-U.S. addressees (domicile)
 ...............................................................  2104
193  5.b.
6. Intangible assets:
//////////////////
     a. Mortgage servicing rights
 ....................................................................  3164
1,869,691  6.a.
     b. Other identifiable intangible assets:
//////////////////
     (1) Purchased credit card relationships
 ......................................................  5506             0
6.b.(1)
     (2) All other identifiable intangible assets
 .................................................  5507        95,757  6.b.(2)
     c. Goodwill
 ................................................................................
 .....  3163       686,511  6.c.
     d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)
 .......................  2143     2,651,959  6.d.
     e. Amount of intangible assts (included in item 6.b.(2) above) that have
been                      //////////////////
     grandfathered or are otherwise qualifying for regulatory capital
purposes.....................  6442             0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock
dedicated to redeem         //////////////////
     the debt
 ................................................................................
 ........  3295        75,000  7.
     ----------------------

_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-18
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-M--Continued

     ----------------------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------ ----------------------------
     RCFD   Bil Mil Thou
     8. a. Other real estate owned:
///////////////////////
     (1) Direct and indirect investments in real estate ventures
 ........................  5372                  0   8.a.(1)
     ///////////////////////
     (2) All other real estate owned:
RCON
     (a) Construction and land development in domestic offices
 ......................  5508                170   8.a.(2)(a)
     (b) Farmland in domestic offices
 ...............................................  5509                  0
8.a.(2)(b)
     (c) 1-4 family residential properties in domestic offices
 ......................  5510             13,227   8.a.(2)(c)
     (d) Multifamily (5 or more) residential properties in domestic offices
 .........  5511                264   8.a.(2)(d)
     (e) Nonfarm nonresidential properties in domestic offices
 ......................  5512              7,768   8.a.(2)(e)
     RCFN
     (f) In foreign offices
 .........................................................  5513
0   8.a.(2)(f)
     RCFD
     (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item
7) ......  2150             21,429   8.a.(3)
     b. Investments in unconsolidated subsidiaries and associated companies:
///////////////////////
     RCFD
     (1) Direct and indirect investments in real estate ventures
 ........................  5374                  0   8.b.(1)
     (2) All other investments in unconsolidated subsidiaries and associated
companies ..  5375                  0   8.b.(2)
     (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item
8) ......  2130                  0   8.b.(3)
     9. Noncumulative perpetual preferred stock and related surplus included in
Schedule RC,     ///////////////////////
     item 23, "Perpetual preferred stock and related surplus"
 ..............................  3778            125,000   9.
10. Mutual fund and annuity sales in domestic offices during the quarter
(include            ///////////////////////
     proprietary, private label, and third party products):
///////////////////////
     RCON
     a. Money market funds
 .................................................................  6441
364,727  10.a.
     b. Equity securities funds
 ............................................................  8427
137,578  10.b.
     c. Debt securities funds
 ..............................................................  8428
5,497  10.c.
     d. Other mutual funds
 .................................................................  8429
0  10.d.
     e. Annuities
 ..........................................................................
8430            134,695  10.e.
     f. Sales of proprietary mutual funds and annuities (included in items 10.a
through       ///////////////////////
     10.e above)
 ........................................................................  8784
469,321  10.f.
     ///////////////////////
11. Net unamortized realized deferred gains (losses) on off-balance sheet
derivative         RCFD
     contracts included in assets and liabilities reported in Schedule RC
 ..................  A525             10,595  11.
12. Amount of assets netted against nondeposit liabilities and deposits in
foreign offices   ///////////////////////
     (other than insured branches in Puerto Rico and U.S. territories and
possessions) on     ///////////////////////
     the balance sheet (Schedule RC) in accordance with generally accepted
accounting         ///////////////////////
     principles(1)
 .........................................................................  A526
0  12.
     ---------------------------

--------------------------------------------------------------------------------
-------------------------------------------------

     --------------------------
Memorandum
Dollar Amounts in Thousands
--------------------------------------------------------------------------------
----------------- ----------------------------
     RCFD   Bil Mil Thou
1. Reciprocal holdings of banking organizations' capital instruments
//////////////////
     (To be completed for the December report only)
 ..............................................  3836           N/A  M.1.
     -------------------

--------------------------------------------------------------------------------
-------------------------------------------------

_________________
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  Fleet National Bank
Call Date:  03/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-19
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets


The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,
column A, and in Memorandum items 2 through 4,
----------
column A, as confidential.
C470      (-
     ------------------------------------------------------------------
     Dollar Amounts in Thousands
     ------------------------------------------------------------------
     (Column A)          (Column B)          (Column C)
     Past due            Past due 90         Nonaccrual
     30 through 89        days or more
     days and still        and still
     accruing            accruing
--------------------------------------------------------------------------------
---------------------------------------
     RCFD  Bil Mil Thou    RCFD Bil Mil Thou   RCFD Bil Mil Thou
     1. Loans secured by real estate:                      ////////////////////
//////////////////  //////////////////
     a. To U.S. addressees (domicile) ................  1245
1246        51,189  1247       235,148   1.a.
     b. To non-U.S. addressees (domicile) ............  1248
1249             0  1250             2   1.b.
     2. Loans to depository institutions and               ////////////////////
//////////////////  //////////////////
     acceptances of other banks:                        ////////////////////
//////////////////  //////////////////
     a. To U.S. banks and other U.S. depository         ////////////////////
//////////////////  //////////////////
     institutions .................................  5377                  5378
0  5379             0   2.a.
     b. To foreign banks .............................  5380
5381             0  5382             0   2.b.
     3. Loans to finance agricultural production and       ////////////////////
//////////////////  //////////////////
     other loans to farmers ..........................  1594
1597             0  1583           487   3.
     4. Commercial and industrial loans:                   ////////////////////
//////////////////  //////////////////
     a. To U.S. addressees (domicile) ................  1251
1252         4,809  1253        80,747   4.a.
     b. To non-U.S. addressees (domicile) ............  1254
1255             0  1256             0   4.b.
     5. Loans to individuals for household, family, and    ////////////////////
//////////////////  //////////////////
     other personal expenditures:                       ////////////////////
//////////////////  /////////////////
     a. Credit cards and related plans ...............  5383
5384         1,917  5385             0   5.a.
     b. Other (includes single payment, installment,    ////////////////////
//////////////////  //////////////////
     and all student loans) .......................  5386                  5387
21,586  5388         7,167   5.b.
     6. Loans to foreign governments and official          ////////////////////
//////////////////  //////////////////
     institutions ....................................  5389
5390             0  5391             0   6.
     7. All other loans .................................  5459
5460        12,235  5461         2,448   7.
     8. Lease financing receivables:                       ////////////////////
//////////////////  //////////////////
     a. Of U.S. addressees (domicile) ................  1257
1258           149  1259         3,892   8.a.
     b. Of non-U.S. addressees (domicile) ............  1271
1272             0  1791             0   8.b.
     9. Debt securities and other assets (exclude other    ////////////////////
//////////////////  //////////////////
     real estate owned and other repossessed assets) .  3505
3506             0  3507             0   9.
     ------------------------------------------------------------------

================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1
---------------------------------------------------------------
     RCFD Bil Mil Thou    RCFD Bil Mil Thou   RCFD Bil Mil Thou
     through 8 above which are wholly or partially      ///////////////////
//////////////////  //////////////////
     guaranteed by the U.S. Government ...............  5612
5613        19,524  5614        10,131   10.
     a. Guaranteed portion of loans and leases          ///////////////////
//////////////////  //////////////////
     included in item 10 above ....................  5615                 5616
19,115  5617         8,048   10.a.
     -----------------------------------------------------------------

                                      29

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-20
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -------

Schedule RC-N--Continued

     ----------
     C473   <-
     --------------------------------------------------------------
     Dollar Amounts in Thousands
     --------------------------------------------------------------
     (Column A)          (Column B)          (Column C)
     Past due           Past due 90         Nonaccrual
     30 through 89        days or more
     days and still         and still
Memoranda                                                  accruing
accruing
     ------------------- -------------------- -------------------
     RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-----------------------------------------------------  ------------------
------------------   ------------------
     1. Restructured loans and leases included in          //////////////////
//////////////////   //////////////////
     Schedule RC-N, items 1 through 8, above            //////////////////
//////////////////   //////////////////
     (and not reported in Schedule RC-C, part I,        //////////////////
//////////////////   //////////////////
     Memorandum item 2)...............................  1658             0
1659             0   1661             0  M.1.
     2. Loans to finance commercial real estate,           //////////////////
//////////////////   //////////////////
     construction, and land development activities      //////////////////
//////////////////   //////////////////
     (not secured by real estate) included in           //////////////////
//////////////////   //////////////////
     Schedule RC-N, items 4 and 7, above .............  6558             0
6559           336   6560         1,377  M.2.
     ------------------   ------------------   ------------------
     3. Loans secured by real estate in domestic offices   RCON  Bil Mil Thou
RCON  Bil Mil Thou   RCON  Bil Mil Thou
     ------------------   ------------------   ------------------
     (included in Schedule RC-N, item 1, above):        //////////////////
//////////////////   //////////////////
     a. Construction and land development ............  2759             0
2769           224   3492        22,856  M.3.a.
     b. Secured by farmland ..........................  3493             0
3494             0   3495           144  M.3.b.
     c. Secured by 1-4 family residential properties:   //////////////////
//////////////////   //////////////////
     (1) Revolving, open-end loans secured by        //////////////////
//////////////////   //////////////////
     1-4 family residential properties and       //////////////////
//////////////////   //////////////////
     extended under lines of credit ...........  5398           133   5399
4,628   5400         9,247  M.3.c.(1)
     (2) All other loans secured by 1-4 family       //////////////////
//////////////////   //////////////////
     residential properties ...................  5401        12,297   5402
40,232   5403       102,965  M.3.c.(2)
     d. Secured by multifamily (5 or more)              //////////////////
//////////////////   //////////////////
     residential properties .......................  3499           163   3500
0   3501        10,621  M.3.d.
     e. Secured by nonfarm nonresidential properties .  3502         3,027
3503         6,105   3504        89,315  M.3.e.
     -------------------------------------------------------------

     -------------------------------------------
     (Column A)          (Column B)
     Past due 30         Past due 90
     through 89 days       days or more
     -------------------- --------------------
     RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
     -------------------- --------------------
     4. Interest rate, foreign exchange rate, and other    //////////////////
//////////////////
     commodity and equity contracts:                    //////////////////
//////////////////
     a. Book value of amounts carried as assets ......  3522             0
3528             0  M.4.a.
     b. Replacement cost of contracts with a            //////////////////
//////////////////
     positive replacement cost ....................  3529             0  3530
0  M.4.b.
     -------------------------------------------

--------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed: C477 <-

Pamela S. Flynn, Vice President        (401) 278-5194
------------------------------------   --------------------------------------
Name and Title (TEXT 8901)             Area code/phone number/extension
                                       (TEXT 8902)

Legal Title of Bank:  Fleet National Bank
Call Date:   03/31/97 ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
                                      Page RC-21
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments
__________

     ----------
     C475   (-
     ---------------------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------------- --------------------
     RCON Bil Mil Thou
     1. Unposted debits (see instructions):
//////////////////
     a. Actual amount of all unposted debits
 ......................................................  0030             0
1.a.
     OR
//////////////////
     b. Separate amount of unposted debits:
//////////////////
     (1) Actual amount of unposted debits to demand deposits
 ...................................  0031           N/A   1.b.(1)
     (2) Actual amount of unposted debits to time and savings deposits(1)
 ......................  0032           N/A   1.b.(2)
     2. Unposted credits (see instructions):
//////////////////
     a. Actual amount of all unposted credits
 .....................................................  3510             0
2.a.
     OR
//////////////////
     b. Separate amount of unposted credits:
//////////////////
     (1) Actual amount of unposted credits to demand deposits
 ..................................  3512           N/A   2.b.(1)
     (2) Actual amount of unposted credits to time and savings deposits(1)
 .....................  3514           N/A   2.b.(2)
     3. Uninvested trust funds (cash) held in bank's own trust department (not
included in total        //////////////////
     deposits in domestic offices)
 ................................................................  3520
117,335   3.
     4. Deposits of consolidated subsidiaries in domestic offices and in
insured branches in            //////////////////
     Puerto Rico and U.S. territories and possessions (not included in total
deposits):              //////////////////
     a. Demand deposits of consolidated subsidiaries
 ..............................................  2211       369,799   4.a.
     b. Time and savings deposits(1) of consolidated subsidiaries
 .................................  2351        31,251   4.b.
     c. Interest accrued and unpaid on deposits of consolidated subsidiaries
 ......................  5514             0   4.c.
     5. Deposits in insured branches in Puerto Rico and U.S. territories and
possessions:               //////////////////
     a. Demand deposits in insured branches (included in Schedule RC-E, Part
II) ..................  2229             0   5.a.
     b. Time and savings deposits(1) in insured branches (included in Schedule
RC-E, Part II) .....  2383             0   5.b.
     c. Interest accrued and unpaid on deposits in insured branches
//////////////////
     (included in Schedule RC-G, item 1.b)
 .....................................................  5515             0
5.c.
     6. Reserve balances actually passed through to the Federal Reserve by the
reporting bank on        //////////////////
     behalf of its respondent depository institutions that are also reflected as deposit liabilities //////////////////
     of the reporting bank:
//////////////////
     a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,
//////////////////
     item 4 or 5, column
B).....................................................................  2314
0   6.a.
     b. Amount reflected in time and savings deposits(1) (included in Schedule
RC-E, Part I,         //////////////////
     item 4 or 5, column A or C, but not Column
B)..............................................  2315             0   6.b.
     7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
//////////////////
     a. Unamortized premiums
 ......................................................................  5516
675   7.a.
     b. Unamortized discounts
 .....................................................................  5517
0   7.b.
     8. To be completed by banks with "Oakar deposits."
//////////////////
     a. Deposits purchased or acquired from other FDIC-insured institutions
during the quarter       //////////////////
     (exclude deposits purchased or acquired from foreign offices other than
insured branches     //////////////////
     in Puerto Rico and U.S. territories and possessions):
//////////////////
     (1) Total deposits purchased or acquired from other FDIC-insured
institutions during         //////////////////
     the quarter
 ..........................................................................
A531             0   8.a.(1)
     (2) Amount of purchased or acquired deposits reported in item 8.a.(1)
above attributable     //////////////////
     to a secondary fund (i.e., BIF members report deposits attributable to
SAIF; SAIF        //////////////////
     members report deposits attributable to BIF)
 .........................................   A532             0   8.a.(2)
     b. Total deposits sold or transferred to other FIDC-insured institutions
during the quarter     //////////////////
     (exclude sales or transfers by the reporting bank of deposits in foreign
offices other       //////////////////
     than insured branches in Puerto Rico and U.S. territories and possessions)
 ...............   A533             0   8.b.
--------------------------------------------------------------------------------
-----------------------------------------------

______________
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590   FFIEC 031
Address:              One Monarch Place
                                       Page RC-22
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-O--Continued

     ----------------------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------------ --------------------
     RCON Bil Mil Thou
     9. Deposits in lifeline
accounts.................................................................
5596//////////////  9.
10. Benefit-responseive "Depository Institution Investment Contracts" (included
in total            //////////////////
     deposits in domestic
offices).................................................................  8432
0  10.
11. Adjustments to demand deposits in domestic offices and in insured branches
in Puerto Rico       //////////////////
     and U.S. territories and possessions reported in Schedule RC-E for certain
reciprocal           //////////////////
     demand balances:
//////////////////
     a. Amount by which demand deposits would be reduced if the reporting
bank's reciprocal          //////////////////
     demand balances with the domestic offices of U.S. banks and savings
associations             //////////////////
     and insured branches in Puerto Rico and U.S. territories and possessions
that were           //////////////////
     reported on a gross basis in Schedule RC-E had been reported on a net
basis................  8785             0  11.a.
     b. Amount by which demand deposits would be increased if the reporting
bank's reciprocal        //////////////////
     demand balances with foreign banks and foreign offices of other U.S. banks
(other than       //////////////////
     insured branches in Puerto Rico and U.S. territories and possessions) that
were reported     //////////////////
     on a net basis in Schedule RC-E had been reported on a gross
basis.........................  A181             0  11.b.
     c. Amount by which demand deposits would be reduced if cash items in
process of collection      //////////////////
     were included in the calculation of the reporting bank's net reciprocal
demand balances      //////////////////
     with the domestic offices of U.S. banks and savings associations and
insured branches        //////////////////
     in Puerto Rico and U.S. territories and possessions in Schedule
RC-E.......................  A182             0  11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and
in insured          //////////////////
     branches in Puerto Rico and U.S. territories and possessions on the
balance sheet               //////////////////
     (Schedule RC) in accordance with generally accepted acocunting principles
(exclude amounts      //////////////////
     related to reciprocal demand balances):
//////////////////
     a. Amount of assets netted against demand
deposits............................................  A527             0  12.a.
     b. Amount of assets netted against time and savings
deposits..................................  A528             0  12.b.
     ------------------

Memoranda (to be completed each quarter except as noted)

     ---------------------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------------- ---------------------
     RCON Bil Mil Thou
1.  Total deposits in domestic offices of the bank (sum of Memorandum items
1.a.(1) and 1.b.(1)     //////////////////
     must equal Schedule RC, item 13.a):
//////////////////
     a. Deposit accounts of $100,000 or less:
//////////////////
     (1) Amount of deposit accounts of $100,000 or less
 ........................................  2702    15,053,198  M.1.a.(1)
     (2) Number of deposit accounts of $100,000 or less (to be
Number  //////////////////
     ---------------------------
     completed for the June report only) ........................  RCON 3779
N/A    //////////////////  M.1.a.(2)
     ---------------------------
     b. Deposit accounts of more than $100,000:
//////////////////
     (1) Amount of deposit accounts of more than $100,000
 ....................................... 2710    15,736,432  M.1.b.(1)
     Number  //////////////////
     ---------------------------
     (2) Number of deposit accounts of more than $100,000 ...........  RCON
2722          29,202  //////////////////  M.1.b.(2)
     -------------------------------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
     a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of
     deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
above by
     $100,000 and subtracting the result from the amount of deposit accounts of more than
     $100,000 reported in Memorandum item 1.b.(1) above.

     Indicate in the appropriate box at the right whether your bank has a
method or procedure for     Yes           No
     ----------------------
     determining a better estimate of uninsured deposits than the estimate
described above .....  6861       ///    X M.2.a.
     --------------------
     b. If the box marked YES has been checked, report the estimate of
uninsured deposits            RCON Bil Mil Thou
     --------------------
     determined by using your bank's method or procedure
 .......................................  5597           N/A  M.2.b.
     ----------------------
3. Has the reporting institution been consolidated wiht a parent bank or savings association in
     that parent bank's or parent savings association's Call Report or Thrift
Financial Report?
     If so, report the legal title and FDIC Certificate Number of the parent bank or parent
     savings association:
FDIC Cert No.
     -------------------------------
TEXT A545   N/A
RCON A545         N/A          M.3.
--------------------------------------------------------------------------------
-----------------------------------------

Legal Title of Bank:  Fleet National Bank
Call Date:  03/31/97  ST-BK: 25-0590 FFIEC 031
Address:              One Monarch Place
                                     Page RC-23
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1996, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

     ------------
     C480      (-
1. Test for determining the extent to which Schedule RC-R must be completed.
To be completed           -----------------
     only by banks with total assets of less than $1 billion.  Indicate in the
appropriate                YES            NO
     box at the right whether the bank has total capital greater than or equal
to eight percent   -------------------------
     of adjusted total assets
 .................................................................... RCFD
6056      ///     1.
     -------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government
     agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan
     and lease losses and selected off-balance sheet items as reported on
Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
     NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight
     percent or that the bank is not in compliance with the risk-based capital guidelines.

--------------------------------------------------------------
NOTE: All banks are required to complete items 2 and 3 below.
      See optional worksheet items 3.a through 3.f
--------------------------------------------------------------

     ----------------------------
     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
------------------ --------------------
     RCON Bil Mil Thou
     2. Portion of qualifying limited-life capital instruments (original
weighted                       //////////////////
     average maturity of at least five years) that is includible in Tier 2
capital:                  //////////////////
     a. Subordinated debt(1) and intermediate term preferred
stock.................................  A515     1,032,949  2.a.
     b. Other limited-life capital
instruments.....................................................  A516
0  2.b.
     3. Amounts used in calculating regulatory capital ratios (report amounts
//////////////////
     determined by the bank for its own internal regulatory capital analyses
//////////////////
     consistent with applicable capital standards):
//////////////////
     a. Tier 1
capital.........................................................................
 ....  8274     3,751,196  3.a.
     b. Tier 2
capital.........................................................................
 ....  8275     1,692,587  3.b.
     c. Total risk-based
capital...................................................................
3792     5,443,783  3.c.
     d. Excess allowance for loan and lease losses (amount that exceeds 1.25%
of gross               //////////////////
     risk-weighted
assets)......................................................................
A222       178,575  3.d.
     e. Net risk-weighted assets (gross risk-weighted assets less excess
allowance reported          //////////////////
     in item 3.d above and all other
deductions)................................................  A223    46,592,473
3.e.
     f. "Average total assets" (Quarterly average reported in Schedule RC-K,
item 9, less all        //////////////////
     assets deducted from Tier 1
capital)(2)....................................................  A224
45,159,948  3.f.


     -------------------------------------------
     (Column A)          (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed
Assets          Credit Equiv-
by banks that answered NO to item 1 above and
Recorded          alent Amount
by banks with total assets of $1 billion or more.
on the          of Off-Balance
     Balance Sheet       Sheet Items(3)
     -------------------- --------------------
     -------------------- --------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned
RCFD  Bil Mil Thou  RCFD Bil Mil Thou
     to the Zero percent risk category:
//////////////////  //////////////////
     a. Assets recorded on the balance sheet...................................
5163     2,055,883  //////////////////   4.a.
     b. Credit equivalent amount of off-balance sheet items ...................
//////////////////  3796     2,006,848   4.b.
     -------------------------------------------

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Fleet National Bank
Call Date:   03/31/97 ST-BK: 25-0590 FFIEC 031
Address:              One Monarch Place
                                     Page RC-24
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
                      -----------

Schedule RC-R--Continued

     Dollar Amounts in Thousands
     -----------------------------------------
     (Column A)          (Column B)
     Assets          Credit Equiv-
     Recorded          alent Amount
     on the          of Off-Balance
     Balance Sheet       Sheet Items(1)
     -------------------- --------------------
     RCFD Bil Mil Thou   RCFD Bil Mil Thou
5. Assets and credit equivalent amounts of off-balance sheet items
//////////////////  //////////////////
     assigned to the 20 percent risk category:
//////////////////  //////////////////
     a. Assets recorded on the balance sheet  .................................
5156     8,192,992  //////////////////  5.a.
     b. Credit equivalent amount of off-balance sheet items
//////////////////  3801    1,140,442   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items
//////////////////  //////////////////
     assigned to the 50 percent risk category:
//////////////////  //////////////////
     a. Assets recorded on the balance sheet ..................................
3802     5,436,503  //////////////////  6.a.
     b. Credit equivalent amount of off-balance sheet items ...................
//////////////////  3803       805,757  6.b.
7. Assets and credit equivalent amounts of off-balance sheet items
//////////////////  //////////////////
     assigned to the 100 percent risk category:
//////////////////  //////////////////
     a. Assets recorded on the balance sheet ..................................
3804    30,903,771  //////////////////  7.a.
     b. Credit equivalent amount of off-balance sheet items ...................
//////////////////  3805    10,879,460  7.b.
8. On-balance sheet asset values excluded from and deducted in the
//////////////////  //////////////////
     calculation of the risk-based capital ratio(2) ...........................
3806       836,445  //////////////////  8.
9. Total assets recorded on the balance sheet (sum of
//////////////////  //////////////////
     items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,
//////////////////  //////////////////
     item 12 plus items 4.b and 4.c) ..........................................
3807    47,425,594  //////////////////  9.
     -------------------------------------------

Dollar Amounts in Thousands
Memoranda
RCFD  Bil Mil Thou
--------------------------------------------------------------------------------
------------------- --------------------
1. Current credit exposure across all off-balance sheet derivative contracts
covered by the         //////////////////
     risk-basked capital standards
 .................................................................  8764
177,407 M.1




     ---------------------------------------------------------------------------
--
     With a remaining maturity of
     ---------------------------------------------------------------------------
--
     (Column A)             (Column B)                (Column C)
     One year or less         Over one year            Over five years
     2. Notional principal amounts of off-
through five years
     balance sheet derivative contracts(3): -----------------------
-----------------------  ---------------------------
     RCFD   Tri Bil Mil Thou  RCFD  Tri Bil Mil Thou  RCFD  Tri Bil Mil Thou
     a. Interest rate contracts ...........  3809          7,047,455 8766
39,328,101  8767         1,413,955  M.2.a.
     b. Foreign exchange contracts ........  3812          1,532,313 8769
86,346  8770                 0  M.2.b.
     c. Gold contracts ....................  8771            136,026 8772
0  8773                 0  M.2.c.
     d. Other precious metals contracts ...  8774             18,615 8775
0  8776                 0  M.2.d.
     e. Other commodity contracts .........  8777                  0 8778
0  8779                 0  M.2.e.
     f. Equity derivative contracts .......  A000                  0 A001
0  A002                 0  M.2.f.
     ---------------------------------------------------------------------------
--

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Fleet National Bank
Call Date:   3/31/97  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place
Page RC-25
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: 02499
     -----------

     Optional Narrative Statement Concerning the Amounts
      Reported in the Reports of Condition and Income at close of business on March 1, 1997

Fleet National Bank           Springfield                   Massachusetts
_____________________________ ____________________________, __________________
Legal Title of Bank           City                          State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS
IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation,
and standard spacing  between words and sentences.   If any submission should
exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR COMFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
-------------------------------------------------------------------------------
No comment  X  (RCON 6979)                               C471    C472  <-
           ---

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


             /S/ Giro DeRosa                                      4/28/97
             --------------------------------------          -----------------
             Signature of Executive Officer of Bank          Date of Signature